UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Chromocell Therapeutics Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

4400 Route 9 South, Suite 1000
Freehold, NJ
(877) 265-8266
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to Be Held on October 22, 2024
The Notice of Annual Meeting, Proxy Statement
and Annual Report on Form 10-K are available at:
www.proxyvote.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 22, 2024
To the Stockholders of Chromocell Therapeutics Corporation:
NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Chromocell Therapeutics Corporation (the “Company”) will be held online on October 22, 2024 at 9:00 am Eastern Time. The Annual Meeting will be a virtual stockholder meeting, conducted via live audio webcast, through which you can submit questions and vote online. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/CHRO2024 and entering your 16-digit control number (included in the Notice Regarding the Availability of Proxy Materials, which is being mailed to stockholders of record on or about September 26, 2024 (the “Notice of Internet Availability”)).
The Annual Meeting is being held for the purposes of considering and voting on the following items:
1.
To elect five (5) members of the Company’s Board (the “Board”), each to serve until the next annual meeting of the Company’s stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal (“Proposal No. 1”);

2.
To consider and vote on a proposal to amend the Company’s 2023 Equity Incentive Plan (the “2023 Plan”) to increase the number of shares of Common Stock, par value $0.0001 per share (the “Common Stock”) authorized for issuance thereunder by 1,500,000, from 444,444 shares to 1,944,444 shares (“Proposal No. 2”);

3.
To consider and vote on a proposal to waive the limit on the number of shares of Common Stock that may be issued to certain shareholders pursuant to the NYSE American LLC (the “NYSE American”), which requires shareholder approval before issuing common stock (or securities convertible into or exercisable for common stock) in a private placement that constitutes 20% or more of the Company’s pre-transaction outstanding common stock (the “Exchange Cap”) (“Proposal No. 3”);

4.
To consider and vote on a reincorporation merger of the Company in the State of Nevada with and into a wholly-owned subsidiary of the Company, with a simultaneous name change to “Channel Therapeutics Corporation” (the “Reincorporation Merger”) (“Proposal No. 4”);

5.
To consider and vote on a proposal to ratify the Board’s selection of Marcum LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2024 (“Proposal No. 5”); and

6.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
The foregoing items of business are more fully described in the proxy statement (the “Proxy Statement”) that is attached and made a part of this notice of Annual Meeting. Only stockholders of record of the Common Stock at the close of business on September 20, 2024 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.
The Board of Directors recommends that you vote “FOR” each director nominee and “FOR” each of Proposals No. 2, No. 3, No. 4 and No. 5.
Only stockholders of record at the close of business (5:00 p.m. Eastern Time) on September 20, 2024 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. Whether or not you expect to attend the virtual Annual Meeting, please complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares of Common Stock. It will help in our preparations for the Annual Meeting if you would check the box on the form of proxy if you plan on attending the virtual Annual Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.
Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about September 26, 2024. If you desire to submit your vote via internet or telephone, follow the instructions at www.proxyvote.com and use the 16-digit control number provided in the proxy materials.
If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares at the Annual Meeting, except as otherwise discussed in the Proxy Statement.

All stockholders are cordially invited to attend the virtual Annual Meeting.

Freehold, New Jersey	By Order of the Board of Directors,
September 26, 2024	/s/ Francis Knuettel II
Francis Knuettel II
Chief Executive Officer and Chief Financial Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on October 22, 2024: This notice of Annual Meeting and the Proxy Statement are available at www.proxyvote.com.

i

ii

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
In this proxy statement (“Proxy Statement”), Chromocell Therapeutics Corporation, a Delaware corporation, is referred to as “Chromocell,” the “Company,” “we,” “us” and “our.”
Information Concerning the Proxy Materials and the Annual Meeting
Proxies in the form enclosed with this Proxy Statement are being solicited by our Board (the “Board”) for use at our Annual Meeting of Stockholders (the “Annual Meeting”) to be held online on October 22, 2024 at 9:00 am Eastern Time. Your vote is very important. For this reason, the Board is requesting that you permit your shares of common stock, par value $0.0001 per share (the “Common Stock”), to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.
Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about September 26, 2024. Voting materials, which include this Proxy Statement and the enclosed proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Annual Report”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 16, 2024, are available at www.proxyvote.com. Only stockholders of record of our shares of Common Stock as of the close of business on September 20, 2024 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, 5,766,704 shares of Common Stock were issued and outstanding. Stockholders may vote and submit proxy via the internet, by phone, or by signing, dating and returning a proxy card; however, granting a proxy does not in any way affect a stockholder’s right to attend the Annual Meeting and vote. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation via internet at any time before the original proxy is exercised or (ii) attending the Annual Meeting via internet and voting.
Francis Knuettel II is named as attorney-in-fact in the proxy. Mr. Knuettel is our Chief Executive Officer and President, Chief Financial Officer, Treasurer and Secretary and will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting, as described below under “Voting Procedures and Vote Required.” Where a vote has been specified in the proxy with respect to the matters identified in the Notice of Internet Availability, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by the Board on all matters and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the Annual Meeting.
The stockholders will consider and vote upon (i) a proposal to elect five (5) members of the Board, each to serve until the Company’s 2025 Annual Meeting of Stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal (“Proposal No. 1”); (ii) a proposal to amend the Company’s 2023 Equity Incentive Plan (the “2023 Plan”) to increase the number of shares of Common Stock authorized for issuance thereunder (“Proposal No. 2”); (iii) a proposal to waive the requirement of shareholder approval before issuing common stock (or securities convertible into or exercisable for common stock) in a private placement that constitutes 20% or more of the Company’s pre-transaction outstanding Common Stock (the “Exchange Cap”) in connection with certain private financing agreements, in accordance with NYSE American LLC (“NYSE American”) rules (“Proposal No. 3”); (iv) a proposal to approve a reincorporation merger of the Company in the State of Nevada with and into a wholly-owned subsidiary of the Company, with a simultaneous name change to “Channel Therapeutics Corporation” (the “Reincorporation Merger”) (“Proposal No. 4”); and (v) a proposal to ratify the Board’s selection of Marcum LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2024 (“Proposal No. 5”). Stockholders also will consider and act upon such other business as may properly come before the Annual Meeting.
Voting Procedures and Vote Required
Mr. Knuettel will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting. The presence, via internet or by proxy, of a majority of the votes, if all issued and outstanding shares of stock entitled to vote were present and voted, at the Annual Meeting is necessary to establish a quorum for the transaction of business. In the absence of a quorum and until a quorum is secured, either the chairman of the meeting or a majority of the votes cast at the meeting by stockholders who are present in person or by proxy may adjourn the meeting, from time to time, without further notice if the time and place of the adjourned meeting are announced at the meeting at which the adjournment is taken. Shares represented by proxies which contain withhold votes or abstention votes, as well as “broker non-vote” shares (described below), are counted as present for purposes of determining the presence of a quorum for the Annual Meeting.
All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies.
Vote Required for Election of Directors (Proposal No. 1). Our amended and restated Certificate of Incorporation (“Certificate of Incorporation”) does not authorize cumulative voting. Delaware law and our amended and restated bylaws (“Bylaws”) provide that our directors are to be elected by a plurality of the votes of the shares of Common Stock in person, by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote generally on the election of directors. This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.
Vote Required for the Amendment of the 2023 Plan (Proposal No. 2). Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, Bylaws or applicable Delaware law), the affirmative vote of the majority of shares present in person, by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote generally on the subject matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares of Common Stock present in person, by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote will be required to adopt the amendment to the 2023 Plan to increase the number of shares of Common Stock authorized for issuance under the 2023 Plan by 1,500,000 shares.
Vote Required to Waive the Exchange Cap in connection with Certain Financings (Proposal No. 3). Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, Bylaws or applicable Delaware law), the affirmative vote of the majority of shares present in person, by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote generally on the subject matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares of Common Stock present in person, by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote will be required to approve the proposal to waive the Exchange Cap in connection with certain financing agreements with certain shareholders of the Company.
Vote Required for Approval of the Reincorporation Merger (Proposal No. 4). Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, Bylaws or applicable Delaware law), the affirmative vote of the majority of shares present in person, by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote generally on the subject matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares of Common Stock present in person, by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote will be required to approve the Reincorporation Merger of the Company in the State of Nevada and the simultaneous name change to “Channel Therapeutics Corporation.”
Vote Required for Ratification of Independent Registered Public Accountants (Proposal No. 5). Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, Bylaws or applicable Delaware law), the affirmative vote of the affirmative vote of the majority of shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the subject matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares of Common Stock present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote will be required to ratify the Board’s selection of Marcum LLP as our independent registered public accountants for the fiscal year ending December 31, 2024.
If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are not counted in tabulating the voting result for any particular proposal where the voting standard calls for the approval of “a plurality of the votes of the shares” and such shares that constitute broker non-votes are not considered entitled to vote; broker non-votes are also not counted in tabulating the voting result for any particular proposal where the voting standard calls for the approval of “the affirmative vote of the majority of shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the subject matter”. However, such shares that constitute broker non-votes are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum.
The votes on Proposal No. 1, Proposal No. 2, Proposal No. 3 and Proposal No. 4 are considered “non-routine,” and the vote on Proposal No. 5 is considered “routine.”
Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum but are not counted where the voting standard for such approval calls for the approval of “the affirmative vote of the majority of shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the subject matter,” which is the voting standard for Proposal No. 2, Proposal No. 3, Proposal No. 4 and Proposal No. 5.
Votes at the Annual Meeting will be tabulated by one or more inspectors of election appointed by the Chief Executive Officer.
Stockholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Annual Meeting.
Delivery of Documents to Stockholders Sharing an Address
The Company is required to provide an annual report and proxy statement or notice of availability of these materials to all stockholders of record. If you have more than one account in your name or at the same address as other stockholders, the Company or your broker may discontinue mailings of multiple copies. If you are voting by Internet and you wish to receive multiple copies, you may notify us at the address and phone number at the end of the following paragraph if you are a stockholder of record or notify your broker if you hold through a broker.
Once you have received notice from your broker or us that they or we will discontinue sending multiple copies to the same address, you will receive only one copy until you are notified otherwise or until you revoke your consent. If you received only one copy of this proxy statement and the annual report or notice of availability of these materials and wish to receive a separate copy for each stockholder at your household, or if, at any time, you wish to resume receiving separate proxy statements or annual reports or notices of availability, or if you are receiving multiple statements and reports and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Chromocell Therapeutics Corporation, c/o Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by calling Broadridge at 1-800-690-6903, and we will promptly deliver additional materials as requested.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of our capital stock as of September 26, 2024 by (a) each person, or group of affiliated persons, who is known to us to own beneficially 5% or more of our outstanding voting securities; (b) each of our directors; (c) each of our named executive officers; and (d) all of our named executive officers and directors as a group. Except as otherwise indicated in the footnotes below, we believe, based on the information provided to us, that all persons listed below have sole voting power and investment power with respect to their shares of Common Stock or other equity securities that they beneficially own, subject to community property laws where applicable.
For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock or other equity securities of the Company that such person has the right to acquire within sixty (60) days of September 26, 2024. For purposes of computing the percentage of outstanding shares of our Common Stock or other equity securities of the Company held by each person or group of persons named above, any shares that such person or persons has the right to acquire within sixty (60) days of September 26, 2024 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares of Common Stock or other equity securities of the Company listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of our directors and executive officers is 4400 Route 9 South, Suite 1000, Freehold, NJ 07728.
On February 15, 2024, the Company effected a 9-for-1 reverse stock split of its outstanding Common Stock (the “Stock Split”). All share amounts in this Proxy Statement have been retroactively adjusted to reflect the Stock Split.

Shares Beneficially Owned
	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Name of and Address of Beneficial Owner(1):
Directors and executive officers
Francis Knuettel II(2)	219,216	3.7%
Ezra Friedberg(3)	557,118	9.6%
Todd Davis(4)	90,853	1.6%
Richard Malamut(5)	30,132	*%
Chia-Lin Simmons(6)	22,919	*%
Eric Lang(7)	27,434	*%
All executive officers and directors as a group (6 persons)	947,672	16.4%

5% or greater stockholders:
Chromocell Corporation(8)	1,093,854	19.0%
Boswell Prayer Ltd(9)	471,592	8.2%
Motif Pharmaceuticals Ltd.(10)	483,406	8.4%
Balmoral Financial Group LLC(11)	520,719	9.0%
AME Equities LLC(12)	369,178	6.4%
Aperture Healthcare Ventures Ltd.(13)	444,071	7.7%
Benuvia Operations, LLC (“Benuvia”)(14)	384,226	6.7%

*	Less than 1%
(1)	Except as otherwise indicated, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(2)
For Mr. Knuettel, includes 20,007 shares of Common Stock underlying stock options that are currently exercisable or exercisable within 60 days of September 26, 2024 which are exercisable for shares of Common Stock at a price of $22.68 per share, 2,778 shares of Common Stock underlying stock options that are currently exercisable or exercisable within 60 days of September 26, 2024 for shares of Common Stock at a price of $6.00 per share, 27,778 shares of Common Stock underlying stock options that are currently exercisable or exercisable within 60 days of September 26, 2024 for shares of Common Stock at a price of $1.30 per share and 40,500 shares of Common Stock underlying stock options that are currently exercisable or exercisable within 60 days of September 26, 2024 for shares of Common Stock at a price of $1.30 per share and 128,153 shares held by the Lara Knuettel Revocable Trust. All stock options are held of record by Camden. Mr. Knuettel serves as Managing Member of Camden and co-trustee, with individual dispositive power of the Lara Knuettel Revocable Trust, and accordingly, may be deemed to beneficially own the shares of Common Stock owned directly by Camden and the Lara Knuettel Revocable Trust.
(3)
For Mr. Friedberg, includes 11,669 shares of Common Stock issuable upon the exercise stock options held by Mr. Friedberg, which are exercisable for shares of Common Stock at a price of $22.68 per share, 8,063 shares of Common Stock issuable upon the exercise of Restricted Stock Units (“RSUs”) held by Mr. Friedberg and 16,667 shares purchased by Mr. Friedberg in connection with the closing of the IPO. In addition, Mr. Friedberg serves as a manager of Balmoral Financial Group LLC (“Balmoral”).

(4)
For Mr. Davis, includes 23,338 shares of Common Stock issuable upon the exercise of stock options held by Mr. Davis, which are exercisable for shares of Common Stock at a price of $22.68 per share, 22,223 shares of Common Stock issuable upon the exercise of stock options held by Mr. Davis, which are exercisable for shares of Common Stock at a price of $22.68 per share, 16,125 shares of Common Stock issuable upon the exercise of RSUs held by Mr. Davis and an additional 29,167 shares of Common Stock issued in a private placement in full satisfaction of the Company’s obligations under the Director Note.

(5)
For Dr. Malamut, includes 11,669 shares of Common Stock issuable upon the exercise of stock options held by Dr. Malamut, which are exercisable for shares of Common Stock at a price of $22.68 per share, 8,063 shares of Common Stock issuable upon the exercise of RSUs held by Dr. Malamut and 10,400 shares held jointly with Dr. Malamut’s spouse.

(6)
For Ms. Simmons, includes 11,669 shares of Common Stock issuable upon the exercise of stock options held by Ms. Simmons, which are exercisable for shares of Common Stock at a price of $22.68 per share and 11,250 shares of Common Stock issuable upon the exercise of stock options held by Ms. Simmons, which are exercisable for shares of Common Stock at a price of $1.30 per share.

(7)
For Dr. Lang, includes 11,184 shares of Common Stock issuable upon the exercise of stock options held by Dr. Lang, which are exercisable for shares of Common Stock at a price of $22.68 per share and 16,250 shares of Common Stock issuable upon the exercise of stock options held by Dr. Lang, which are exercisable for shares of Common Stock at a price of $1.30 per share.

(8)
For Chromocell Corporation, number of shares of Common Stock beneficially owned as confirmed by management on September 26, 2024. The number of shares of Common Stock beneficially owned includes 346,667 shares of Common Stock issuable upon the conversion of 2,600 shares of Series C Preferred Stock at $7.50 per share, or 125% of the price per share issued upon the closing of the IPO (an “IPO Share”), based on the IPO price per IPO Share of $6.00. Christian Kopfli has sole voting and dispositive power over the shares held by Chromocell Corporation. The principal executive office of Chromocell Corporation is 685 US Highway One, North Brunswick, NJ 08902.

(9)
Number of shares of Common Stock beneficially owned is based on a Statement on Schedule 13G filed by Boswell Prayer Ltd on March 4, 2024 (the “Boswell 13G”) reporting that, as of February 21, 2024, (i) Boswell Prayer Ltd beneficially owned 471,592 shares of Common Stock and had shared voting and dispositive power over 471,592 shares of Common Stock. Based on the information provided in the Boswell 13G, the principal executive office of Boswell Prayer Ltd. is 145 Adelaide Street West, Toronto ON M5H 4E5, Canada.

(10)
Number of shares of Common Stock beneficially owned is based on a Statement on Schedule 13G filed by Motif Pharmaceuticals on March 1, 2024 (the “Motif 13G”) reporting that, as of February 21, 2024, Motif Pharmaceuticals Ltd. directly owned and had sole voting and dispositive power over 483,406 shares of Common Stock and beneficially owned 483,406 shares of Common Stock. Based on the information provided in the Motif 13G, the principal executive office of Motif Pharmaceuticals Ltd. is 25 and 28 North Wall Quay, Dublin 1, Ireland.

(11)
Ezra Friedberg has sole voting and dispositive power over the shares held by Balmoral. Number of shares of Common Stock beneficially owned is based on a Statement on Schedule 13D filed by Mr. Friedberg and Balmoral on March 1, 2024 (the “Balmoral 13D”) reporting that, as of February 21, 2024, (i) Balmoral beneficially owned 520,719 shares of Common Stock and had shared voting and dispositive power over 520,719 shares of Common Stock; and (ii) Mr. Friedberg directly owned and had sole voting and dispositive power over 52,002 shares of Common Stock, beneficially owned 545,721 shares of Common Stock and had shared voting and dispositive power over 520,719 shares of Common Stock. Based on the information provided in the Balmoral 13D, the principal executive office of Balmoral is 106 Old Court Road, Suite 202, Baltimore, MD 21208.

(12)
Number of shares of Common Stock beneficially owned as confirmed by management on September 26, 2024. The principal executive office of AME Equities LLC is 3012 Luke Crossing Drive, Charlotte, NC 28226.

(13)
Number of shares of Common Stock beneficially owned as confirmed by management on September 26, 2024. The principal executive office of Aperture Healthcare Ventures Ltd. is 970 Lawrence Ave W. Suite 904, Toronto, ON M6A 3B6, Canada.

(14)
Number of shares of Common Stock beneficially owned is based on a Statement on Schedule 13G filed by Benuvia on March 1, 2024 (the “Benuvia 13G”) reporting that, as of February 21, 2024, Benuvia beneficially owned 384,226 shares of Common Stock and had shared voting and dispositive power over 384,226 shares of Common Stock. Based on the information provided in the Benuvia 13G, the principal executive office of Benuvia is 3950 N. Mays Street Round Rock, TX 78665.

ELECTION OF DIRECTORS

(Proposal No. 1)
The following individuals have been nominated as members of the Board, each to serve until the Company’s 2025 Annual Meeting of Stockholders, until each of their respective successors are elected and qualified, or until each of their earlier resignation or removal. Pursuant to Delaware law and our Bylaws, directors are to be elected by a plurality of the votes of the shares of Common Stock in person, by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.
Following is information about each nominee, including biographical data for at least the last five (5) years, presented as of September 26, 2024. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Name of Director	Age	Director Since
Todd Davis	62	2023
Ezra Friedberg	53	2021
Francis Knuettel II	58	2024
Richard Malamut	64	2023
Chia-Lin Simmons	50	2023

Todd Davis
Todd Davis has served as a member of our Board since January 2023. He is the founder and has served as the managing partner of RoyaltyRx Capital, LLC, a special opportunities investment firm, since 2018. Since November 2019, he has also served as Chairman and CEO of Benuvia Holdings, LLC, a pharmaceutical holding company. From 2006 to 2018, Mr. Davis was a founder and managing partner of Cowen/HealthCare Royalty Partners, a global healthcare investment firm. From 2004 to 2006, Mr. Davis was a partner at Paul Capital Partners, where he co-managed its royalty investments as a member of the Royalty Management Committee. From 2001 to 2004, he served as a partner responsible for biopharmaceutical growth equity investments at Apax Partners. Mr. Davis began his business career in sales at Abbott Laboratories where he held several commercial roles of increasing responsibility. He subsequently held general management, business development, and licensing roles at Elan Pharmaceuticals. Mr. Davis is a navy veteran and received a B.S. from the U.S. Naval Academy and an M.B.A. from the Harvard Business School. He currently serves on the Board of Palvella Therapeutics Inc., BioDelivery Sciences International, Inc., and Ligand Pharmaceuticals Incorporated. He is also a board member of the Harvard Business School Healthcare Alumni Association. We believe Mr. Davis is qualified to serve on the Board because of his extensive experience within the life sciences industry, including as a founder and managing partner of a special opportunities investment firm.
Ezra Friedberg
Ezra Friedberg has served as a member of our Board since May 2021. Since September 2011, Mr. Friedberg has served as co-founder and general partner of Multiplier Capital, a fund focused on lending opportunities to sponsor-backed growth companies. He is also a member of the fund’s credit committee. Mr. Friedberg is a seasoned investor with more than twenty years of investing experience in both public and private companies. He invests actively in the biotech space and has served on the Board of Humanigen (Nasdaq: HGEN), a clinical-stage biopharmaceutical company which develops monoclonal antibodies. His other investments include private equity, venture capital, and property across the United States, Canada and overseas. Separately, Mr. Friedberg manages and owns other investments and businesses through Liberty Peak Capital, Key Recovery Group, and related companies.

Mr. Friedberg is a graduate of Johns Hopkins University. He has founded and is an active board member of several community and civic organizations, including a non-profit mentoring agency. Mr. Friedberg serves and has served on several for-profit and non-profit boards. He was selected to serve on our Board due to his investment experience and his knowledge of our industry.
Francis Knuettel II
Francis Knuettel II has served as a member of our Board since August 2024. Francis Knuettel II has served as our Interim Chief Executive Officer since July 2023, as our Chief Financial Officer, Treasurer and Secretary since June 2022 and as our Chief Executive Officer since March 2024. Prior to that, from December 2020 to April 2022, he served as Chief Executive Officer and director of Unrivaled Brands, a California-based operator of cannabis assets in California and Oregon, where he helped grow revenue from an annualized rate of $10 million to $100 million in six quarters by acquiring three companies in the sector. He also served as Chief Financial Officer of ONE Cannabis Group from June 2019 to January 2021 and held various roles at MJardin Group, including Chief Strategy Officer, from August 2018 to January 2019. Prior to MJardin Group, Mr. Knuettel served as Chief Financial Officer of Aqua Metals in 2018 and held the same position at Marathon Patent Group from 2014 to 2018. During Mr. Knuettel’s career, he has helped raise more than $300 million via venture equity and debt, public equity and debt offerings in the United States and Canada, convertible debt, PIPEs, bridge loans and other instruments. In addition, he has managed more than 15 mergers and acquisition transactions of companies as both buyer and seller and has handled large-scale licensing transactions with fortune 50 companies. Mr. Knuettel also holds numerous board positions at both public and private companies, including ECOM Medical since 2019, Relativity Acquisition Corp. (Nasdaq: RACY) since 2022, and Capstone Technologies Group Inc (OTC: CATG) since 2023. Mr. Knuettel received his BA with honors in Economics from Tufts University and holds an MBA in Finance and Entrepreneurial Management from The Wharton School at the University of Pennsylvania.
Dr. Richard Malamut
Dr. Richard Malamut has served as a member of our Board since January 2023. Dr. Malamut is currently Chief Medical Officer at MedinCell Inc. He was most recently Chief Medical Officer and Executive Vice President at Collegium Pharmaceuticals from April 2019 to May 2022 and has also served as Chief Medical Officer for Braeburn Pharmaceuticals, Inc. from 2018 to 2019 where he was responsible for the company’s medical affairs, non-clinical and clinical development, clinical operations, research and development quality assurance, and pharmacovigilance functions. Prior to that, Dr. Malamut had similar responsibilities as Chief Medical Officer at Avanir Pharmaceuticals from 2016 to 2018 and was Senior Vice President of Global Clinical Development at Teva Pharmaceutical Industries Ltd from 2013 to 2016 where he was responsible for Pain, Neuropsychiatry, Oncology, and New Therapeutic Entities. His experience also includes roles of increasing responsibility focusing on early clinical development and translational medicine in Neurology, Psychiatry and Analgesia at Bristol-Myers Squibb and AstraZeneca. Dr. Malamut earned his medical degree from Hahnemann University in Philadelphia and completed both a residency in Neurology and a fellowship in Neuromuscular disease. He worked as a board-certified academic and clinical neurologist for 17 years and has more than 50 publications in the fields of pain medicine, neuromuscular disease, autonomic disease, and neurodegenerative disease. He was selected to serve on our Board due to his experience and knowledge of our industry.
Chia-Lin Simmons
Chia-Lin Simmons has served as a member of our Board since March 2023. Since June 2021, Ms. Simmons has served as Chief Executive Officer and as a director of LogicMark, Inc. (Nasdaq: LGMK), a company that develops medical alert devices and related technologies. Ms. Simmons currently also serves as a member of the Board for Servco Pacific Inc., a global automotive and consumer goods company with businesses in mobility, automotive distribution and sales, and entertainment, and for New Energy Nexus, an international organization that supports clean energy entrepreneurs with funds, accelerators, and networks. From 2016 to June 2021, Ms. Simmons served as the Chief Executive Officer and co-founder of LookyLoo, Inc., an artificial intelligence social commerce company. From 2014 to 2016, Ms. Simmons served as Head of Global Partner Marketing at Google Play, prior to which, between 2010 and 2014, she served as VP of Marketing & Content for Harman International. Ms. Simmons received her B.A. in Communications, Magna cum Laude, and Phi Beta Kappa, from the University of California, San Diego in 1995. She also received her M.B.A. from Cornell University in 2002, where she was a Park Leadership Fellow, and her J.D. from George Mason University in 2005, and is currently a licensed attorney in the State of New York. She was selected to serve on our Board due to her experience serving on the boards of directors of public companies.

Vote Required and Recommendation
Our Certificate of Incorporation does not authorize cumulative voting. Delaware law and our Bylaws provide that directors are to be elected by a plurality of the votes of the shares of Common Stock in person, by remote communication, if applicable, or represented by proxy at the Annual Meeting. This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.
Votes withheld will be counted for purposes of determining the presence or absence of a quorum but will not be counted as votes cast for any particular nominee. Broker non-votes are not entitled to vote on Proposal No. 1, and broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining votes cash for any particular nominee.
At the Annual Meeting, a vote will be taken on a proposal to approve the election of the five (5) director nominees.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR THE ELECTION OF THE FIVE (5) DIRECTOR NOMINEES.

CORPORATE GOVERNANCE
Board of Directors
The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives, and by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until our next Annual Meeting and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director.
Director Independence
The Board consists of five members. The number of directors is fixed from time to time by the Board, subject to the terms of our Certificate of Incorporation and our Bylaws. Each of our current directors will continue to serve as a director until the election and qualification of his or her successor, or until his or her earlier death, disqualification, resignation, or removal.
As our Common Stock is listed on NYSE American, our determination of the independence of directors is made using the definition of “independent director” contained in Section 803 of the NYSE American listing rules (the “NYSE American Rules”). Our Board has affirmatively determined that Messrs. Friedberg and Malamut and Ms. Simmons are “independent directors,” as that term is defined in the NYSE American Rules. Under the NYSE American Rules, the Board must be composed of a majority of “independent directors.” Additionally, subject to certain limited exceptions, the Board’s audit, compensation, and nominating and corporate governance committees also must be composed of all independent directors.
Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). The NYSE American independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, under applicable NYSE American Rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
To be considered to be independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of our audit committee, the Board, or any other committee of the Board: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.
The Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, the Board has determined that the following members of our Board have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director: Messrs. Davis and Knuettel, and that, other than such directors, each of our directors is “independent” as that term is defined under the listing requirements and the NYSE American Rules. In making this determination, the Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of our Common Stock by each non-employee director.
Board Meetings and Attendance
During the 2023 fiscal year, the Board held six (6) board meetings and also conducted other matters by unanimous written consent.
Annual Meeting Attendance
The Company did not hold an annual meeting of its stockholders in the 2023 fiscal year.

Stockholder Communications with the Board
Stockholders wishing to communicate with the Board, the non-management directors, or with an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: info@chromocell.com. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.
Committees of Our Board of Directors
Our Board has established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which has the composition and the responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each committee operates under a charter approved by our Board. Copies of each are posted on the investor relations section of our website at www.chromocell.com.
Audit Committee
Our audit committee is composed of Ezra Friedberg and Chia-Lin Simmons. Ezra Friedberg is the chairperson of our audit committee. The composition of our audit committee meets the requirements for independence under the current NYSE American listing standards and SEC rules and regulations. Each member of our audit committee is financially literate. In addition, our Board has determined that Ezra Friedberg is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”). This designation does not impose any duties, obligations or liabilities that are greater than are generally imposed on members of our audit committee and our Board. Our audit committee is responsible for, among other things:
•	our accounting and financial reporting processes, including our financial statement audits and the integrity of our financial statements;
•	our compliance with legal and regulatory requirements;
•	reviewing and approving related person transactions;
•	selecting and hiring our registered independent public accounting firm;
•	the qualifications, independence and performance of our independent auditors; and
•	the preparation of the audit committee report to be included in our annual proxy statement.
Compensation Committee
Our compensation committee is composed of Richard Malamut and Chia-Lin Simmons. Richard Malamut is the chairperson of our compensation committee. The composition of our compensation committee meets the requirements for independence under the current NYSE American listing standards and SEC rules and regulations. Each member of this committee is: (i) an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended; and (ii) a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Our compensation committee is responsible for, among other things: our accounting and financial reporting processes and internal controls, including our financial statement audits and the integrity of our financial statements;
•	evaluating, recommending, approving and reviewing executive officer and director compensation arrangements, plans, policies and programs;
•	administering our cash-based and equity-based compensation plans; and
•	making recommendations to our Board regarding any other board of director responsibilities relating to executive compensation.
Our audit committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of NYSE American.

Nominating and Corporate Governance Committee
Our nominating and corporate governance committee is composed of Chia-Lin Simmons and Richard Malamut. Chia-Lin Simmons is the chairperson of our nominating and corporate governance committee. The composition of our nominating and corporate governance committee meets the requirements for independence under the current NYSE American listing standards and SEC rules and regulations. Our nominating and corporate governance committee is responsible for, among other things:
•	identifying, considering and recommending candidates for membership on our Board;
•	overseeing the process of evaluating the performance of our Board; and
•	advising our Board on other corporate governance matters.
Family Relationships
There are no family relationships between any of the officers or directors of the Company.
Involvement in Certain Legal Proceedings
None.
Leadership Structure of the Board
The Board does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Francis Knuettel II serves as Chief Executive Officer of the Company and as member of the board. The Company does not have a lead independent director.
Risk Oversight
One of the key functions of the Board is informed oversight of our risk management process. The Board does not anticipate having a standing risk management committee, but rather anticipates administering this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has to take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements. Our compensation committee also assesses and monitors whether our compensation plans, policies and programs comply with applicable legal and regulatory requirements.
Insider Trading Arrangements and Policies
We have a written insider trading policy that applies to our directors, officers, employees and contractors, including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. We intend to disclose future amendments to such policy, or any waivers of its requirements, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions or our directors on our website identified above or in a Current Report on Form 8-K that we would file with the SEC.
Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our Common Stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from them. The director or officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material non-public information subject to compliance with the terms of our insider trading policy.

Hedging Policy
Our insider trading policy prohibits our directors, officers and associates from engaging in hedging or monetization transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars, and exchange funds.
Information About Our Executive Officers
Our executive officers are:

Name	Age	Position
Francis Knuettel II	58	Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary
Eric Lang	62	Chief Medical Officer

Francis Knuettel II, Chief Executive Officer and Chief Financial Officer
Francis Knuettel II has served as a member of our Board since August 2024. Francis Knuettel II has served as our Interim Chief Executive Officer since July 2023, as our Chief Financial Officer, Treasurer and Secretary since June 2022 and as our Chief Executive Officer since March 2024. Prior to that, from December 2020 to April 2022, he served as Chief Executive Officer and director of Unrivaled Brands, a California-based operator of cannabis assets in California and Oregon, where he helped grow revenue from an annualized rate of $10 million to $100 million in six quarters by acquiring three companies in the sector. He also served as Chief Financial Officer of ONE Cannabis Group from June 2019 to January 2021 and held various roles at MJardin Group, including Chief Strategy Officer, from August 2018 to January 2019. Prior to MJardin Group, Mr. Knuettel served as Chief Financial Officer of Aqua Metals in 2018 and held the same position at Marathon Patent Group from 2014 to 2018. During Mr. Knuettel’s career, he has helped raise more than $300 million via venture equity and debt, public equity and debt offerings in the United States and Canada, convertible debt, PIPEs, bridge loans and other instruments. In addition, he has managed more than 15 mergers and acquisition transactions of companies as both buyer and seller and has handled large-scale licensing transactions with fortune 50 companies. Mr. Knuettel also holds numerous board positions at both public and private companies, including ECOM Medical since 2019, Relativity Acquisition Corp. (Nasdaq: RACY) since 2022, and Capstone Technologies Group Inc (OTC: CATG) since 2023. Mr. Knuettel received his BA with honors in Economics from Tufts University and holds an MBA in Finance and Entrepreneurial Management from The Wharton School at the University of Pennsylvania.
Eric Lang, PhD, Chief Medical Officer
Eric Lang has served as our Chief Medical Officer since June 2023. Prior to that, from September 2018 to May 2023, Dr. Lang served at Nevakar Inc, initially as Vice President of Clinical Development and later as its Chief Medical Officer. From January 2018 to September 2018, Dr. Lang served as the Chief Medical Officer at Entera Bio Ltd. (Nasdaq: ENTX). From February 2012 to November 2017, he served at Covance (now Labcorp Drug Development), heading an international team that assisted smaller biotech companies in moving their programs through the various phases of pre-clinical and clinical development. From August 2010 to January 2012, Dr. Lang served at Grunenthal USA, Inc. as their head of clinical development. Prior to that, Dr. Lang led the clinical development team at Javelin Pharmaceuticals, Inc. from October 2008 to August 2010, which was acquired by Hospira (now Pfizer Inc.) in 2010. Dr. Lang worked for Novartis Consumer Health from October 2006 to October 2008 and he began his career with Johnson & Johnson (NYSE: JNJ) where he worked from 1999 to 2006. Dr. Lang is an Anesthesiologist and Pain Management Specialist with over 26 years of experience in the pharmaceutical industry. During his pharmaceutical career, he has had both broad based drug and device development expertise in a variety of therapeutic areas. Dr. Lang has experience in designing development programs from early translational stages through phase III including the successful filing of several recent INDs and NDAs. He has experience with Regulatory interactions and negotiations with FDA and various European and Asian Authorities. Dr. Lang received his Doctor of Medicine from Ben-Gurion University of the Negev and completed post graduate training at Emory University in Atlanta, GA.
Delinquent Section 16(a) Reports
Under the securities laws of the United States, our directors, executive (and certain other) officers, and any persons holding ten percent or more of our outstanding shares of Common Stock must report on their ownership of the Common Stock and any changes in such ownership to the SEC. Specific due dates for these reports have been established. During the fiscal year ended December 31, 2023, all reports required to be filed by such persons pursuant to Section 16(a) were filed on a timely basis.

DIRECTOR COMPENSATION
We have not implemented a formal policy with respect to compensation payable to our non-employee directors. From time to time, we have granted equity awards to attract individuals to join our Board and for their continued service thereon. In 2023, independent directors received $0 in cash compensation. In addition, in 2023 directors were granted options to purchase 81,668 shares of Common Stock at fair market value as of the date of issuance, expiring ten years from issuance. In addition, we reimburse our directors for expenses associated with attending meetings of our board of directors and its committees. Our board of directors is still in the process of considering the non-employee director compensation policy.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Stock Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Todd Davis	—	—	748,038	—	—	—	748,038
Ezra Friedberg	—	—	374,019	—	—	—	374,109
Richard Malamut	—	—	374,019	—	—	—	374,019
Chia-Lin Simmons	—	—	336,606	—	—	—	336,606

(1)
Amounts reflect the aggregate grant date fair value of the stock options granted to each named executive officer during the fiscal year ended December 31, 2022 and 2023, as computed in accordance with Financial Accounting Standards Board ASC 718.

EXECUTIVE OFFICER COMPENSATION
Our named executive officers for 2023 were
•	Mr. Christian Kopfli, our former Chief Executive Officer and former Chief Strategy Officer;
•	Mr. Francis Knuettel II, our Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary; and
•	Mr. Eric Lang, our Chief Medical Officer.
Mr. Knuettel was first appointed in June 2022, and Mr. Lang was first appointed in May 2023.
Summary Compensation Table for Fiscal Years 2023 and 2022
The following table provides information regarding the compensation of our named executive officers during the years ended December 31, 2023 and 2022.

Name and Principal Position	Year	Salary	Bonus	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Christian Kopfli Former Chief Executive Officer, Former Chief Strategy Officer, and Former Vice Chairman(2)	2023	$11,280(1)	—	$149,633	—	—	$160,913
	2022	$158,654(1)	—	$49,878	—	—	$208,532
Francis Knuettel II Chief Executive Officer and Chief Financial Officer	2023	$107,500	—	$199,510	—	—	$307,010
	2022	$30,000	—	$49,878	—	—	$79,878
Eric Lang(3) Chief Medical Officer	2023	$166,767	—	$120,735	—	—	$287,502
	2022	$—	—	$—	—	—	$—

(1)	Represents the portion of Mr. Kopfli’s salary attributable to his services to the Company during the years ended December 31, 2023 and 2022.
(2)
Mr. Kopfli stepped down as Chief Financial Officer with the hiring of Mr. Knuettel, effective June 10, 2022. In addition, in July 2023, Mr. Knuettel assumed the role of Interim Chief Executive Officer and stepped down as Chief Strategy Officer, and Mr. Kopfli was appointed Vice Chairman and Chief Strategy Officer. On December 1, 2023, the Company terminated Mr. Kopfli as Vice Chairman and Chief Strategy Officer.

(3)
Represents the portion of Mr. Lang’s salary attributable to his services to the Company during the year ended December 31, 2023. Mr. Lang was appointed Chief Medical Officer of the Company, effective May 15, 2023.

Employment Agreements
Christian Kopfli
We were a party to an amended and restated employment agreement with Christian Kopfli, dated July 28, 2023. Pursuant to such agreement, Mr. Kopfli agreed to serve as our Vice Chairman and Chief Strategy Officer, in consideration for an annualized salary of $275,000, payable in cash at the rate of $5,000 per month (a minimum of $1,125 per week), with the remainder accrued and paid as of the earliest of a sale or liquidation of the Company, the Company’s bankruptcy or three days after the approval by the Board of a funded budget with appropriately established milestones subsequent to the effective date of a Form S-1 registration statement (“Post-registration Approval”). Mr. Kopfli also agreed, as of Post-registration Approval, to resign as Chief Executive Officer of Chromocell Corporation although he could continue to serve on the Board of Chromocell Corporation, including as its Board Chair. The employment agreement provided that Mr. Kopfli receive an option to acquire 200,000 shares of our Common Stock, vesting quarterly over 10 quarters and beginning October 1, 2022. This option shall have an exercise price equal to the fair market value of our Common Stock on the date of grant and shall expire on the 10th anniversary of the date of grant. The option was awarded as of January 10, 2023. The employment agreement contemplated an annual bonus, as determined by the Board. The target bonus was 50% of Mr. Kopfli’s annualized salary and was to be based on achievement of performance goals and objectives agreed to by Mr. Kopfli and the Board in January of each year. The Board was to increase the bonus in recognition of performance in excess of the performance objectives. Any bonus would have only been paid if Mr. Kopfli remained employed on the date of payment, which would have been no later than March 15 of the year following the year to which the bonus relates. Any bonus for 2022 would have been payable solely in the Board’s discretion.

Pursuant to Mr. Kopfli’s employment agreement, in the event he was involuntarily terminated by the Company other than for “Cause” or if he resigns for “Good Reason,” he was entitled to receive (i) six months of salary at the same rate existing immediately prior to his termination, (ii) his target bonus, if performance goals and objectives had been established for the year and prorated for the period of service, and (iii) six months of additional vesting credit with respect to any outstanding time-based equity awards. “Cause” and “Good Reason” are each defined in the employment agreement.
Finally, Mr. Kopfli agreed to certain non-solicitation and non-competition provisions for a period of 12 months following termination and to certain confidentiality obligations. Additional terms and conditions are set forth in the employment agreement.
On November 27, 2023, Mr. Kopfli was removed from our Board by our stockholders having a majority of the number of votes necessary to take such action. Mr. Kopfli was then terminated from his position as Vice Chairman and Chief Strategy Officer by the Company for “Cause”, as defined in the employment agreement, effective December 1, 2023.
Camden Capital LLC
We entered into a Consultant Agreement with Camden Capital LLC (“Camden”), dated January 10, 2023 (the “Consultant Agreement”). This Consultant Agreement replaced an agreement with Mr. Francis Knuettel II dated June 2, 2022 and pursuant to which, Camden agreed to provide the services of Mr. Knuettel, who was to serve as our Chief Financial and Strategy Officer, Treasurer and Secretary.
Under the Consultant Agreement, Camden accrued a consulting fee for the period June 6, 2022 through August 31, 2022 of $10,000 per month and effective September 1, 2022, began to accrue a consulting fee of $20,000 per month, payable in cash at the rate of $5,000 per month (a minimum of $1,125 per week), with the remainder accrued. All accrued consulting fees are payable as of the earliest of a sale or liquidation of the Company, the Company’s bankruptcy or three days after Post-registration Approval. The Consultant Agreement provides for the following equity awards to Camden: (i) an option, awarded as of January 10, 2023, to acquire 200,000 shares of our Common Stock, vesting quarterly over 10 quarters and beginning October 1, 2022, with the option having an exercise price equal to the fair market value of our Common Stock on the date of grant and expiring on the 10th anniversary of the date of grant; (ii) an option, awarded as of January 10, 2023, to acquire 25,000 shares of our Common Stock, vesting 100% upon the sooner of the sale of the Company or Post-registration Approval, with the option having an exercise price equal to the fair market value of our Common Stock on the date of grant and expiring on the 10th anniversary of the date of grant; and (iii) a restricted stock unit (“RSU”), awarded as of January 10, 2023, of 150,000 shares of our Common Stock, vesting 100% on the day after the first trading window that opens after Post-registration Approval.
The Consultant Agreement contemplates an additional consulting fee, as determined by the Board. The potential additional consulting fee is 50% of the annualized consulting fee and will be based on achievement of performance goals and objectives established by the Board in concert with Mr. Knuettel in January of each year. The Board may increase the potential additional consulting fee in recognition of performance in excess of the performance objectives. Any amount shall only be paid if Camden continues to provide consulting services to the Company as of the date of payment, which will be no later than March 15 of the year following the year to which the additional consulting fee relates. Any additional consulting fee for 2022 is payable solely in the Board’ discretion.
Pursuant to the Consultant Agreement, in the event the relationship with Camden is involuntarily terminated by the Company other than for “Cause” or if Camden terminates the relationship for “Good Reason,” Camden is entitled to receive (i) six months of consulting fees at the same rate existing immediately prior to termination, (ii) a potential additional consulting fee, if performance goals and objectives have been established for the year and prorated for the period of service, and (iii) six months of additional vesting credit with respect to any outstanding time-based equity awards. “Cause” and “Good Reason” are each defined in the Consultant Agreement.
Finally, Camden and Mr. Knuettel agree to certain non-solicitation and non-competition provisions for a period of 12 months following termination of the relationship and to certain confidentiality obligations. Additional terms and conditions are set forth in the Consultant Agreement.
On June 23, 2023, we amended and restated the Consultant Agreement by entering into an Amended and Restated Consultant Agreement with Camden whereby the RSU for 16,667 shares of Common Stock was cancelled, and we agreed to grant Camden an option to acquire 27,777 shares of Common Stock within 30 days of the closing of the IPO. As of

June 23, 2023, such RSU for 16,667 shares of our Common Stock had not vested, and no expense was recorded on the Company’s financial statements. In addition, from and after June 1, 2023, the consulting fee will be paid in cash by the Company. No other material changes were made to the Consultant Agreement.
Eric Lang
We are a party to an employment agreement with Eric Lang, effective May 15, 2023. Pursuant to such agreement, Mr. Lang agreed to serve as our Chief Medical Officer, in consideration for an annualized salary of $400,000. The employment agreement provides that Mr. Lang receive an option to acquire 218,000 shares of our Common Stock, vesting quarterly over 12 quarters and beginning August 15, 2023. This option shall have an exercise price equal to the fair market value of our Common Stock on the date of grant and shall expire on the 10th anniversary of the date of grant. The option was awarded as of May 15, 2023. The employment agreement contemplates an annual bonus, as determined by the Board. The target bonus is 50% of Mr. Lang’s annualized salary and will be based on achievement of performance goals and objectives determined by our Chief Executive Officer. The Chief Executive Officer may increase the bonus in recognition of performance in excess of the performance objectives. Any bonus will be paid if Mr. Lang remains employed on the date of payment, which will be no later than March 15 of the year following the year to which the bonus relates. In addition, the employment agreement contemplates annual equity bonus. The Board may, in its sole discretion, and for so long as Mr. Lang remains an employee, make an annual discretionary bonus award of an option to acquire up to 32,000 additional shares of Common Stock of the Company. Any such option shall vest in equal increments on a quarterly basis, beginning one quarter after the date of grant, with the final vesting date on the third anniversary of the date of grant. The option shall have an exercise price equal to the fair market value of our Common Stock on the date of grant and shall expire on the 10th anniversary of the date of grant.
Pursuant to Mr. Lang’s employment agreement, in the event he is involuntarily terminated by the Company other than for “Cause” or if he resigns for “Good Reason,” he is entitled to receive (i) six months of salary at the same rate existing immediately prior to his termination, (ii) 50% of his annualized salary, prorated from January 1 of the year of termination and through the date of termination, (iii) vesting of all outstanding options with time-based vesting, and (iv) coverage of 18 months of group medical, dental and/or vision benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, if he elects to continue such benefits. “Cause” and “Good Reason” are each defined in the employment agreement.
Finally, Mr. Lang agreed to certain non-solicitation and non-competition provisions for a period of 12 months following termination and to certain confidentiality obligations. Additional terms and conditions are set forth in the employment agreement.
Outstanding Equity Awards as of December 31, 2023
The following table provides information regarding the outstanding equity awards of our named executive officers during the year ended December 31, 2023.

	Option Awards					Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock Unvested	Market Value of Shares of Units of Stock Unvested	Equity Incentive Plan Awards: Number of Unearned Unvested Shares	Equity Incentive Plan Awards: Market or Payout Value of Unearned Unvested Shares
Former Chief Executive Officer	100,000	100,000	—	2.52	9/30/2032	—	—	—	—
Chief Executive Officer and Chief Financial Officer	100,000	375,000	—	2.52	9/30/2032	—	—	—	—
Eric Lang Chief Medical Officer	36,333	181,667	—	2.52	05/15/2033	—	—	—	—

(1)
Mr. Kopfli stepped down as Chief Financial Officer with the hiring of Mr. Knuettel, effective June 10, 2022. In addition, in July 2023, Mr. Knuettel assumed the role of Interim Chief Executive Officer and stepped down as Chief Strategy Officer, and Mr. Kopfli was appointed Vice Chairman and Chief Strategy Officer. On December 1, 2023, the Company terminated Mr. Kopfli as Vice Chairman and Chief Strategy Officer.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The following is a summary of transactions among related parties that occurred since the Company’s incorporation, and any ongoing related party relationships:
In May 2021, Chromocell Holdings, the Company and Flamands International Holdings LLC (“Flamands”) commenced negotiations regarding a three-party agreement whereby Chromocell Holdings would spin off assets and liabilities associated with its therapeutics operations to the Company and Flamands would provide funding to the Company. As the parties contemplated various transactional structures, an agreement was never effectuated because significant details concerning the assumption of liabilities were never finalized. Chromocell Holdings instead provided multiple advances to the Company for its operations from May 2021 through August 2022. At December 31, 2021, all amounts previously received from Chromocell Holdings by the Company were recorded as advances payable on the Company’s financial statements.
On August 10, 2022, the Company and Chromocell Holdings entered into the Contribution Agreement effecting (1) the contribution by Chromocell Holdings to the Company of assets related to Chromocell Holdings’ therapeutics business, which we transferred to the Company (the “Therapeutics Business”), including all intellectual property secrets related to Chromocell Holdings’ NaV1.7 program and its clinical-stage CC8464 lead compound, (2) assumption by the Company of direct liabilities related to Chromocell Holdings’ historical Therapeutics Business in the amount of $1,556,323 as well as a cash payment by the Company to Chromocell Holdings of $597,038 within three business days of the closing of the IPO and (3) the issuance by the Company to Chromocell Holdings of 1,111,112 shares of its Common Stock and 600,000 shares of Series A Convertible Preferred Stock, par value $0.0001 per share.
On August 2, 2023, we entered into the Holdings Side Letter to the Contribution Agreement. Pursuant to the Holdings Side Letter, upon closing of the IPO: (a) Chromocell Holdings re-assumed all $1.6 million in direct liabilities previously assumed by the Company in accordance with the Contribution Agreement, (b) Chromocell Holdings waived the Company’s obligations to make a cash payment in the amount of $0.6 million to Chromocell Holdings, and (c) in consideration thereof, we issued to Chromocell Holdings 2,600 shares of Series C Preferred Stock.
On April 17, 2023, Chromocell Holdings forfeited 133,745 shares of Common as Chromocell Holdings did not fund its pro rata allocation in the April Bridge Financing, per the terms governing the April Bridge Financing.
On December 6, 2022, the Company and Mr. Todd Davis, one of our directors, entered into the Director Note for $175,000. The Director Note has an original issuance discount of $75,000 and matures on December 31, 2023, or, if earlier to occur, upon the closing of an underwritten offering of securities resulting in at least $15 million in gross proceeds. Mr. Davis, as lender, has the right but not the obligation to subscribe to the underwritten offering by presenting the Director Note in whole or in part to purchase such securities as legal tender therefor, on a dollar-for-dollar basis based upon the offering price of such securities to the public. The Director Note bears no interest except in the case of certain events of default. As of December 31, 2023, there was an unamortized debt discount of $0. On December 28, 2023, we entered into an amendment to the Director Note, which extended the maturity date to February 29, 2024.
On April 17, 2023, we entered into the April Bridge Financing for working capital purposes with various accredited investors, all of whom are pre-existing stockholders, including Chromocell Holdings, Boswell Prayer Ltd., Motif Pharmaceuticals Ltd, Aperture Healthcare Ventures Ltd., MDB Merchants Park LLC, Balmoral and AME Equities LLC (each a related party based on share ownership in excess of 5% or resulting from a principal at one of the entities being on the Company’s Board) in the aggregate principal amount of $389,757, after giving effect to the Representative Affiliate Transactions. During the year ended December 31, 2023, the Company received an aggregate of $303,651 in Advances prior to the close of the April Bridge Financing from certain of the participating investors. Such Advances accrued interest at a rate of eight percent (8%) per annum until close of the April Bridge Financing on April 17, 2023, for a total of $19,323 in aggregate interest on all Advances during the year ended December 31. The April Bridge Financing consists of senior secured convertible notes that had a maturity date of October 17, 2023. On October 12, 2023, we entered into a first amendment to the senior secured convertible notes in the April Bridge Financing, which extended the maturity of the notes to November 1, 2023. On October 24, 2023, we entered into a second amendment to the senior secured convertible notes in the April Bridge Financing, which extended the maturity of the notes to November 14, 2023. On November 13, 2023, we entered into a third amendment to the senior secured convertible notes in the April Bridge Financing, which further extended the maturity of the notes to February 29, 2024. Such notes accrue interest on the unpaid principal amount at a rate of eight percent (8%) per annum and will automatically convert into 87,109 shares of Common Stock in connection with the IPO at a twenty percent (20%) discount to the price per IPO Share (based on the IPO price of $6.00 per IPO Share). The senior secured convertible notes issued in the April Bridge Financing are secured by a security interest in all of our assets (including our patents and intellectual property licenses). In connection with the April Bridge Financing, on April 17, 2023, we also entered into a securities purchase agreement with holders of the notes, pursuant to which we are required to file a registration statement within 180 calendar days after consummation of the IPO, providing for the resale of Common Stock received by holders of the notes upon conversion of such notes.
On September 1, 2023, we entered into the September Bridge Financing with various accredited investors, certain of which are pre-existing stockholders, including Aperture Healthcare Ventures Ltd., MDB Merchants Park LLC, Balmoral and AME Equities LLC (each a related party based on share ownership in excess of 5% or resulting from a principal at one of the entities being on the Company’s Board) in the aggregate principal amount of $197,421, after giving effect to the Representative Affiliate Transactions. The September Bridge Financing consists of senior secured convertible notes that have a maturity date of March 1, 2024. Such notes accrue interest on the unpaid principal amount at a rate of eight percent (8%) per annum and automatically converted into shares of Common Stock in connection with the IPO at a twenty percent (20%) discount to the price per IPO Share plus 549 Bonus Shares (43,385 shares, based on the IPO price of $6.00 per IPO Share). The senior secured convertible notes issued in the September Bridge Financing are secured by a security interest in all of our assets (including our patents and intellectual property licenses). In connection with the September Bridge Financing, on September 1, 2023, we also entered into a securities purchase agreement with holders of the notes, pursuant to which we are required to file a registration statement within 180 calendar days after consummation of the IPO, providing for the resale of Common Stock received by holders of the notes upon conversion of such notes. Additionally, we entered into a subordination and intercreditor agreement, effective September 1, 2023, with the holders of the senior secured convertible notes issued in the April Bridge Financing, pursuant to which those notes and certain liens of the Company will be subordinated to the rights of the holders of the notes issued in the September Bridge Financing.
On October 12, 2023, we and four existing investors entered into the October Promissory Notes with an aggregate face amount of $210,000 and an aggregate purchase price of $175,000. The October Promissory Notes mature on November 12, 2023 or, if earlier to occur, upon the closing of the IPO. The October Promissory Notes bear no interest except in the case of certain events of default. On November 7, 2023, we amended and restated the October Promissory Notes to extend the maturity dates of the October Promissory Notes to November 17, 2023. On November 13, 2023, we amended and restated the October Promissory Notes to further extend the maturity dates of the Promissory Notes to February 29, 2024. The October Promissory Notes were repaid on February 26, 27 and 28, 2024.
On November 22, 2023, we commenced the Rights Offering pursuant to which we distributed Subscription Rights to each holder of our Common Stock held as of the Rights Offering Record Date. The Subscription Rights could be exercised at any time during the subscription period, which commenced on November 22, 2023 and expired at 5:00 p.m., Eastern Standard Time, on December 1, 2023. The Subscription Rights were offered to all of our pre-existing stockholders, including Aperture Healthcare Ventures Ltd., MDB Merchants Park LLC, Balmoral and AME Equities LLC (each a related party based on share ownership in excess of 5%, or resulting from a principal at one of the entities being on the Company’s Board), and each participated and exercised their Subscription Rights to purchase an aggregate of 1,221,338 shares of Common Stock at the Subscription Price. In addition, we distributed to Mr. Knuettel, our Chief Executive Officer and Chief Financial Officer, and Mrs. Lara Knuettel c/o The Lara H. Knuettel Revocable Trust, a trust for which Mr. Knuettel and his wife are co-trustees (the “Knuettel Trust”), and at no charge to them, additional non-transferable Subscription Rights to purchase up to an aggregate 158,731 shares of our Common Stock in the Rights Offering at the same Subscription Price. On December 27, 2023, the Knuettel Trust made a charitable donation of 27,778 of those shares to Temple Israel of the City of New York. On June 28, 2024, the Knuettel Trust made an additional charitable donation of 5,000 shares to Temple Israel of the City of New York and 15,000 shares to The Hewitt School. Also on December 27, 2023, AME Equities LLC made a charitable donation of 87,778 of its shares to Ballantyne Jewish Center, Inc. Upon the closing of the Rights Offering, we issued an aggregate of 2,442,468 shares of our Common Stock and received aggregate net proceeds of $246,201, after giving effect to the Representative Affiliate Transactions, which we used primarily for general corporate purposes and expenses associated with our IPO.
On December 23, 2023, we entered into the Benuvia License Agreement for the Spray Formulations, diversifying our pipeline of non-opioid pain treatment therapies, while adding therapeutic options for related conditions. The Diclofenac Spray Formulation is patented and has started clinical development in human volunteers. Preliminary pharmacokinetics suggest that this formulation may have a faster onset of action than oral Diclofenac tablets.

Diclofenac is an NSAID that is also marketed under additional brand names including Voltaren and Cataflam in its pill form. Rizatriptan, whose brand name is Maxalt, is used for the acute treatment of migraines as a pill. By a number of clinical measures it is thought to be superior to Sumatriptan. A sublingual formulation of Rizatriptan may potentially have a faster onset of action than an oral form and may be easier to tolerate than swallowing a pill when patients are experiencing nausea as a result of the migraine headache. Ondansetron is an anti-emetic that is available in oral and intravenous form. An Ondansetron sublingual spray formulation may potentially have a faster onset of action than an oral form and may be easier to tolerate than swallowing a pill when patients are experiencing nausea. Under the terms of the Benuvia License Agreement, Benuvia will be responsible for the manufacturing and supply of the Spray Formulations, but we will have exclusive, worldwide rights to develop, commercialize and distribute the Spray Formulations and we will purchase the Spray Formulations exclusively from Benuvia, pursuant to the Benuvia Supply Agreement. The initial sale price per unit for each Spray Formulation payable by us to Benuvia pursuant to the Benuvia Supply Agreement shall be subject to good faith negotiations; provided that the initial price for each Spray Formulation and the price for each Spray Formulation during the term of the Benuvia License Agreement in no event shall be less than Benuvia’s cost of manufacturing the respective Spray Formulation plus a gross margin to Benuvia. The price for each Spray Formulation shall be subject to an annual increase in amounts equal to the percentage change in the Producer Price Index, Pharmaceutical Preparations as published by the U.S. Department of Labor, Bureau of Labor Statistics.
Under the terms of the Benuvia License Agreement, we obtained exclusive, worldwide rights to develop, commercialize and distribute the Spray Formulations. In connection with the Benuvia License Agreement, we agreed to pay Benuvia a six and one-half percent (6.5%) royalty on net sales of the Spray Formulations for a period of up to 15 years from the date of the first commercial sale of the Spray Formulations. To date, we have paid $0 to Benuvia as royalty on net sales of the Spray Formulations. Pursuant to the Benuvia Stock Issuance Agreement, we issued to Benuvia 384,226 shares of our Common Stock, which may be offered and sold pursuant to the Resale Prospectus. Benuvia will be responsible for the manufacturing and supply of the Spray Formulations, which is capped not to exceed a specific gross margin for Benuvia, and we have a most favored nation rate on development and regulatory services.
Under the Benuvia License Agreement, we will have exclusive, worldwide rights to develop, commercialize and distribute the Spray Formulations. Further, we have the right to request a bid from a third party to manufacture the Spray Formulations once each year.
The Benuvia License Agreement contains standard termination provisions. The Benuvia License Agreement may be terminated in its entirety, on a Spray Formulation by Spray Formulation basis, and by country by county for a material breach not cured within sixty (60) days after written notice thereof. If we breach any of our payment obligations under the terms of the Benuvia License Agreement that are not the subject of a good faith dispute and are not cured within twenty (20) business days following notice thereof, Benuvia may terminate the Agreement upon written notice to us. We also have the right to terminate the Benuvia License Agreement in the event we determine, in our reasonable business judgment, that (i) any of the Spray Formulations will not be differentiated from oral tablets to result in a financially viable product or (ii) after having discussed a Spray Formulations with the FDA, we determine in our reasonable business judgment, that the cost of development of such Spray Formulation would exceed any reasonable forecast of a positive financial return. In the event we terminate the License Agreement, the parties will negotiate in good faith a license agreement to any improvements we made to the Spray Formulations, including any clinical trial data, and Benuvia will pay us a pre-determined royalty for such license. Mr. Davis, one of our directors, serves as the Chairman and Chief Executive Officer of Benuvia Holdings, LLC, which is the ultimate parent company of Benuvia.
On February 8, 2024, we and certain affiliates of the Representative entered into the Bridge Financing Note Amendments. Under the Bridge Financing Note Amendments, both notes issued in the April Bridge Financing and the September Bridge Financing had a maturity date of March 1, 2024, and the full principal amount of both notes and any accrued interest thereon was payable solely in cash upon the consummation of the IPO. Both notes had an annual interest rate of eight percent (8%), which accrued daily, and was calculated on the basis of a 360-day year (consisting of twelve 30 calendar day periods).
On February 10, 2024, we entered into the Stock Rescission Agreement with certain affiliates of the Representative, pursuant to which we rescinded 111,129 shares of our Common Stock held by such affiliates of the Representative and agreed to refund an aggregate of $91,512.53 paid by such affiliates of the Representative in consideration therefor within 30 days of the effective date of the Stock Rescission Agreement.

Review, Approval or Ratification of Transactions with Related Parties
We have adopted a written related-person transactions policy that provides that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our Common Stock and any members of the immediate family of the foregoing persons, are not permitted to enter into a material related-person transaction with us without the review and approval of our audit committee, or a committee composed solely of independent directors in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest. Such policy provides that any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of our Common Stock or with any of their immediate family members or affiliates, in which the amount involved exceeds the lesser of (i) $120,000 or (ii) one percent of the average of the Company’s total assets at year-end for the last two fiscal years, will be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, we expect that our audit committee will consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

AUDIT COMMITTEE REPORT
The following report (the “Audit Report”) of the Board’s audit committee (the “Audit Committee”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act except to the extent the Company specifically incorporates this Audit Report by reference therein.
Role of the Audit Committee
The Audit Committee’s primary responsibilities fall into three (3) broad categories:
First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters.
Second, the Audit Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal, reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company, and determining whether the outside auditors are independent.
Third, the Audit Committee reviews financial reporting, policies, procedures, and internal controls of the Company.
The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Audit Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).
With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with Marcum LLP, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023, matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).
Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the U.S. Securities and Exchange Commission.
This Audit Report has been furnished by the Audit Committee of the Board.

Ezra Friedberg, Chairman
Chia-Lin Simmons

APPROVAL OF AMENDMENT TO THE 2023 PLAN

(Proposal No. 2)
Overview
We are asking our stockholders to approve an amendment to the 2023 Plan to increase the number of shares of Common Stock, par value $0.0001 per share (the “Common Stock”), authorized for issuance thereunder by 1,500,000 from 444,444 shares to 1,944,444 shares (the “Amendment”). No other changes to the 2023 Plan are proposed.
The Board adopted and our stockholders approved the 2023 Plan in January 2023, and the Board approved the first amendment to the 2023 Plan on February 14, 2024, subject to stockholder approval, which was subsequently obtained. In order to continue, as well as enhance, the effectiveness of the 2023 Plan, on June 12, 2024, the Board approved the Amendment to increase the number of shares of Common Stock authorized for issuance thereunder by 1,500,000 shares, which will not take effect without stockholder approval.
The purpose of the 2023 Plan is to encourage key employees, directors, and consultants of the Company and its subsidiaries (the “Eligible Persons”) to continue their association with the Company by providing favorable opportunities for them to participate in the ownership of the Company and its subsidiaries and in its future growth through the granting of equity ownership opportunities and incentives based on our Common Stock that are intended to align their interests with those of the Company’s stockholders. The 2023 Plan provides for awards of incentive and non-statutory stock options, restricted stock and restricted stock units, stock appreciation rights, performance shares and performance share units (collectively, the “Awards”).
The Board believes the approval of the Amendment is necessary in order to make more shares available for future Awards in any given year, in part, due to the following:
(i)	the Company has utilized all the shares available for Awards under the 2023 Plan as of June 28, 2024, and as a result, there are no shares currently available for grant under the 2023 Plan; and
(ii)
Previous long-term stock option Awards have, in large part, become fully vested. We face increasing competition from the industry in which we operate to retain our talented and experienced staff and add staff as appropriate. We believe that the additional flexibility to make additional Awards under the 2023 Plan will be effective for retention of and incentive compensation to such individuals.

The Board believes that it is in the best interests of us and our stockholders to approve the modifications to the 2023 Plan made in the Amendment and described herein. The Board believes that equity Awards assist in retaining, motivating and rewarding employees, executives and consultants by giving them an opportunity to obtain long-term equity participation in us. In addition, equity Awards are an important contributor to aligning the incentives of our employees with the interests of our stockholders.
The Board also believes equity Awards are essential to attracting new employees and retaining current employees. The Board believes that to remain competitive with other pharmaceutical companies in our long-term incentive plans, we must continue to provide employees with the opportunity to obtain equity in us and that an inability to offer equity incentives to new and current employees would put us at a competitive disadvantage in attracting and retaining qualified personnel. Our Executive Officers and directors have an interest in this proposal because they are expected to receive additional Awards under the 2023 Plan if the Amendment is approved at the Annual Meeting.
The full text of the proposed Amendment is attached to this Proxy Statement as Appendix A.
Summary of the 2023 Plan and Amendment
The following paragraphs provide a summary of the principal features of the 2023 Plan and its operation. The following summary is qualified in its entirety by reference to the 2023 Plan, as previously filed as an exhibit to our Form S-8 registration statement, as amended, filed with the SEC, as well as the proposed Amendment as set forth in Appendix A.
Share Reserve. An aggregate of 3,000,000 shares of Common Stock were originally authorized for issuance under the 2023 Plan. In 2024, the Board and stockholders approved an amendment to the 2023 Plan, increasing the number of shares authorized for issuance to 4,000,000. Following the Reverse Stock Split, effective February 15, 2024, there were 444,444 shares underlying the 2023 Plan, all of which have been granted pursuant to the terms of the Awards. Unissued shares subject to Awards that expire, are forfeited, or are cancelled will again become available for issuance under the 2023 Plan.
Administration. The Board, or a committee thereof, has administered the 2023 Plan since its adoption; however, following our IPO, the Board’s compensation committee (the “Compensation Committee”) has administered the 2023 Plan. The Compensation Committee has complete discretion to make all decisions relating to the 2023 Plan and outstanding Awards.
Eligibility. Key employees, non-employee members of our board of directors and other persons who render services of special importance to our management, operation or development are eligible to participate in the 2023 Plan.
Types of Awards. The 2023 Plan provides for the following types of awards granted with respect to shares of our Common Stock:
•	incentive and nonqualified stock options to purchase shares of our Common Stock;
•	stock appreciation rights, whether settled in cash or our Common Stock;
•	direct awards or sales of shares of our Common Stock, with or without restrictions; and
•	restricted stock units.
The recipient of an award under the 2023 Plan is referred to as a participant.
Options. The Compensation Committee may grant incentive stock options (“ISOs”) and nonqualified stock options (“NSOs”) under the 2023 Plan. The Compensation Committee determines the number of shares of our Common Stock subject to each option, its exercise price, its duration and the manner and time of exercise; provided, however, that no option may be issued under the 2023 Plan with an exercise price that is less than the fair market value of our Common Stock as of the date the option is granted, and no option issued as an ISO will have a duration that exceeds ten years. ISOs may be issued only to our employees or employees of our corporate subsidiaries, and in the case of a more than ten percent stockholder, must have an exercise price that is at least 110% of the fair market value of our Common Stock as of the date the option is granted, and may not have a duration of more than five years.
The Compensation Committee, in its discretion, may provide that any option is subject to vesting limitations that make it exercisable during its entire duration or during any lesser period of time.
The exercise price of an option may be paid in cash, by delivery of a recourse promissory note secured by the Common Stock acquired upon exercise of the option (except that such a loan would not be available to any of our executive officers or directors), by means of a “cashless exercise” procedure in which a broker transmits to us the exercise price in cash, either as a margin loan or against the optionee’s notice of exercise and confirmation by us that we will issue and deliver to the broker stock certificates for that number of shares of Common Stock having an aggregate fair market value equal to the exercise price, or agrees to pay the exercise price to us in cash upon our receipt of stock certificates, by delivery of shares of our Common Stock already owned by the optionee, by a “net exercise” in the case of an NSO or by any combination of the methods listed.
Stock Appreciation Rights (“SARs”). The Compensation Committee may also grant SARs to participants on such terms and conditions as it may determine. SARs may be granted separately or in connection with an option. No SAR may be issued under the 2023 Plan with an exercise price that is less than the Fair Market Value of our Common Stock as of the date the SAR is granted, and no SAR will have a duration that exceeds ten years. Upon the exercise of an SAR, the participant is entitled to receive payment equal to the excess of the fair market value, on the date of exercise, of the number of shares of Common Stock for which the SAR is exercised over the exercise price for the Common Stock under a related option or, if there is not a related option, over an amount per share stated in the agreement setting forth the terms and conditions of the SAR.
Payment to the participant may be made in cash or other property, including Common Stock, in accordance with the provisions of the SAR agreement.
Stock Grants. The Compensation Committee may make an award in one or more of the following forms of stock grant. Stock grants (including restricted stock units and performance units after settlement) generally will provide the participant with all of the rights of a stockholder of ours, including the right to vote and to receive payment of dividends.

Stock grant without restriction. The Compensation Committee may make a stock grant without any restrictions.
Restricted stock and RSUs. The Compensation Committee may issue shares of our Common Stock with restrictions determined by the Compensation Committee in its discretion. Restrictions could include conditions that require the participant to forfeit the shares in the event that the participant ceases to provide services to us or any of our affiliates thereof before a stated time. RSUs are similar to restricted stock except that no shares are actually issued to the participant on the RSU grant date. Rather, and provided all applicable restrictions are satisfied, shares of Common Stock are generally delivered at settlement of the award. The period of restriction, the number of shares of restricted stock or the number of RSUs granted, the purchase price, if any, and such other conditions and/or restrictions as the Compensation Committee may establish will be set forth in an award agreement. Participants holding RSUs will not have voting rights or other rights as a stockholder until any shares related to the RSU are issued. After all conditions and restrictions applicable to restricted shares and/or RSUs have been satisfied or have lapsed, shares of restricted stock will become freely transferable and RSUs may be settled in cash, in shares of our Common Stock or in some combination of cash and shares of our Common Stock, as determined by the Compensation Committee and stated in the award agreement.
Performance shares and performance share units (“PSUs”). With respect to an award of performance shares and/or PSUs, the Compensation Committee will establish performance periods and performance goals. The extent to which a participant achieves their performance goals during the applicable performance period will determine the value and/or the number of performance shares and/or PSUs earned by such participant. Payment of earned performance shares and/or PSUs will be in cash, shares of our Common Stock or some combination of cash and shares of our Common Stock, as determined by the Compensation Committee and stated in the award agreement.
Other awards. The Compensation Committee may issue other types of equity-based or equity-related awards under the 2023 Plan, on such terms and conditions as the Compensation Committee shall determine in its discretion.
Dividends. Participants holding restricted stock and performance shares will be entitled to receive dividends on our shares, provided that in the discretion of the Compensation Committee, participants will not be entitled to dividends with respect to unvested restricted stock and performance shares until the stock or shares vest, respectively. Dividend equivalent units may, but are not required to, be issued with respect to RSUs or PSUs and may be paid in cash, additional shares of our Common Stock or a combination on the date the shares are delivered, all as determined by the Compensation Committee and stated in the award agreement.
Effect of certain corporate transactions. In the event of a stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution on our Common Stock other than an ordinary cash dividend, the Compensation Committee shall make equitable adjustments to awards as it, in its sole discretion, deems appropriate. In the case of (1) a merger or consolidation of the Company with or into another entity pursuant to which all of our Common Stock is cancelled or converted into or exchanged for the right to receive cash, securities or other property, (2) any transfer or disposition of all of our Common Stock for cash, securities or other property pursuant to a share exchange or other transaction, (3) the sale or other disposition of all or substantially all of the Company’s assets or (4) any liquidation or dissolution of the Company, the Compensation Committee may take any of a number of actions including providing for the assumption of awards, the termination of awards (with advance notice permitting exercise), Awards to become exercisable at or prior to the event, the liquidation of awards or any combination of the foregoing.
Amendments to the 2023 Plan. Our board of directors may amend, suspend or terminate the 2023 Plan in whole or in part at any time provided that stockholder approval shall be required to the extent necessary under the rules applicable to ISOs or under NYSE American or other applicable securities exchange rules.
The Compensation Committee may, without stockholder approval, amend the 2023 Plan as necessary to enable awards to qualify for favorable foreign tax, securities or other treatment in the case of a participant who is subject to a jurisdiction outside the United States.
Amendments or Termination. The Compensation Committee may at any time amend, suspect or terminate the 2023 Plan, subject to stockholder approval in the case of an amendment if the amendment increases the number of shares available for issuance or materially changes the class of persons eligible to receive incentive stock options. The 2023 Plan will terminate automatically ten years after the later of the date when our board of directors adopted the plan or the date when our board of directors most recently approved an increase in the number of shares of Common Stock reserved thereunder which was also approved by our stockholders, and as noted above, any awards outstanding under the 2023 Plan upon termination will remain outstanding and will continue to be governed by their existing terms.
Federal Tax Aspects
The following summary is a brief discussion of certain federal income tax consequences to U.S. taxpayers and to the Company of Awards granted under the 2023 Plan. This summary is not intended to be a complete discussion of all the federal income tax consequences of the 2023 Plan or of all the requirements that must be met in order to qualify for the tax treatment described below. The following summary is based upon the provisions of U.S. federal tax law in effect on the date hereof, which is subject to change (perhaps with retroactive effect) and does not constitute tax advice. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed in this summary may be applicable, recipients of Awards and persons eligible to receive Awards are encouraged to consult with their own advisors.
Tax consequences of nonqualified stock options and stock appreciation rights. In general, an employee, director or consultant will not recognize income at the time of the grant of nonqualified stock options or stock appreciation rights under the 2023 Plan. When the holder exercises the stock option or stock appreciation right, he or she generally will recognize compensation income for federal income, Social Security, Medicare and Additional Medicare tax purposes equal to the excess, if any, of the fair market value (determined on the day of exercise) of the shares of the Common Stock received (or cash equivalent) over the exercise price. The tax basis of such shares will be equal to the exercise price paid plus the amount of compensation income recognized at the time of the exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a nonqualified stock option or stock appreciation right, the holder will have taxable capital gain or loss, measured by the difference between the amount realized on the sale or exchange and the tax basis of the shares. The capital gain or loss will be short-term or long-term depending on the holding period of the shares sold. If a stock appreciation right is settled in cash, the amount received will be taxed as compensation income. We receive no tax deduction on the grant of a nonqualified stock option, but we are entitled to a tax deduction when a holder recognizes ordinary compensation income on exercise of the option, in the same amount as the income recognized by the holder.
Tax treatment of incentive stock options. Generally, a holder incurs no federal income tax liability on either the grant or the exercise of an incentive stock option, although a holder will generally have taxable income for alternative minimum tax purposes at the time of exercise equal to the excess of the fair market value of the Common Stock subject to the option over the exercise price. Provided that the Common Stock is held for at least one year after the date of exercise of the option and at least two years after its date of grant, any gain realized on a subsequent sale of the Common Stock will be taxed as long-term capital gain. If the Common Stock is disposed of within a shorter period of time, the holder will recognize ordinary compensation income in an amount equal to the difference between the fair market value of the stock on the date of exercise (or the sale price of the shares sold, if less) over the exercise price. We receive no tax deduction on the grant or exercise of an incentive stock option, but we are entitled to a tax deduction if the holder recognizes ordinary compensation income on account of a premature disposition of shares acquired on exercise of an incentive stock option, in the same amount and at the same time as the holder recognizes income.
Tax consequences of stock Awards. In general, the recipient of an Award of our Common Stock without restrictions will recognize compensation income at the time the shares of Common Stock are awarded in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock received over the amount, if any, the recipient paid in exchange for the shares of Common Stock. In the case of a restricted stock award (such that the shares are subject to vesting or other restrictions), the recipient generally will not recognize income until the shares of Common Stock become vested or the restrictions otherwise lapse, at which time the recipient will recognize compensation income equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of vesting (or the date of the lapse of a restriction) less the amount, if any, that the recipient paid in exchange for the shares of Common Stock. If the shares of Common Stock are forfeited under the terms of the restricted stock award, the recipient will not recognize compensation income and will not be allowed an income tax deduction with respect to the forfeiture.
A recipient may file an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days of the recipient’s receipt of the restricted stock to recognize compensation income, as of the date of transfer, equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of transfer less the amount, if any, that the recipient paid in exchange for the shares of Common Stock. If a recipient makes a Section 83(b) election, then the recipient will not otherwise be taxed in the year the vesting or restriction lapses, and, if the restricted stock award is forfeited, the recipient will not be allowed an income tax deduction for the compensation income recognized. (A loss is allowed with respect to any amount paid.) If the recipient does not make a Section 83(b) election, dividends paid to the recipient on the shares of Common Stock prior to the date the vesting or restrictions lapse will be treated as compensation income. All such taxable amounts are deductible by us at the time and in the amount of the ordinary compensation income recognized by the holder.
The recipient’s tax basis for the determination of gain or loss upon the subsequent disposition of shares of Common Stock acquired as restricted stock awards will be the amount paid for the shares plus the amount of compensation income recognized in connection with the Award.
Tax consequences of restricted stock units. A recipient of a restricted stock unit is taxed when the shares are delivered (generally at vesting), rather than the date of grant. (Deferred delivery of shares after vesting may implicate Section 409A of the Internal Revenue Code.) The recipient is taxed on compensation income measured by the cash received or the difference between the amount paid (if any) and the fair market value of the Common Stock at settlement. If the recipient receives actual shares at settlement, the holding period will begin at settlement and the tax basis will be equal to the sum of the cash, if any, paid plus the amount of compensation income recognized at vesting. Dividend equivalents (if offered) will be taxed as additional compensation income at settlement. All such taxable amounts are deductible by us at the time and in the amount of the ordinary compensation income recognized by the holder.
Additional Federal Tax. A recipient may be required to pay a 3.8% Medicare tax with respect to net investment income, including dividends on and gains from the sale or other disposition of Common Stock, to the extent that total adjusted income exceeds applicable thresholds.
Withholding and other consequences. All compensation income of a recipient with respect to an Award will be subject to appropriate federal, state and local income and employment tax withholding.
Tax effect for the Company. We are generally entitled to an income tax deduction in connection with an Award under the 2023 Plan in an amount equal to the compensation income recognized by a recipient at the time the recipient recognizes such income, subject to the limitation on the deduction of executive compensation under Section 162(m) of the Internal Revenue Code in the case of certain executives. Section 162(m) of the Internal Revenue Code generally disallows an income tax deduction to public companies for compensation in excess of $1,000,000 paid in any year to the principal executive officer, the principal financial officer and the three other most highly compensated executive officers. In addition, each person covered by Section 162(m) of the Code for a particular year remains subject to the $1,000,000-limit in subsequent years, even if not included in that group for the year. It is expected that certain of our compensation arrangements will result in non-deductible compensation when the total exceeds $1,000,000. Nevertheless, the deductibility of compensation is but one of the critical factors in the design and implementation of any compensation arrangement, and the Compensation Committee and our Compensation Committee reserve the right to pay nondeductible compensation when appropriate.
THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON RECIPIENTS OF AWARDS UNDER THE 2023 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A RECIPIENT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY STATE OR FOREIGN COUNTRY IN WHICH THE RECIPIENT MAY RESIDE. THE FOREGOING SUMMARY IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY TAXPAYER, TO AVOID PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER.
Vote Required and Recommendation
Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, Bylaws or applicable Delaware law), the affirmative vote of a majority of the shares of Common Stock present and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares of Common Stock present in person, by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote on the matter will be required to approve the Amendment.

Abstentions will be counted for purposes of determining the presence or absence of a quorum but will not be counted as votes and therefore will not be counted for purposes of determining whether Proposal No. 2 has been approved. Since broker non-votes are not entitled to vote on Proposal No. 2, broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether Proposal No. 2 has been approved.
At the Annual Meeting, a vote will be taken on a proposal to approve the Amendment.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO THE 2023 PLAN.

APPROVAL TO WAIVE THE EXCHANGE CAP IN CONNECTION WITH THE CONVERTIBLE NOTE FINANCING AND COMMITTED EQUITY FINANCING

(Proposal No. 3)
Background
The purpose of Proposal No. 3 is to obtain the stockholder approval necessary under applicable NYSE American rules to ratify and approve a waiver on the number of shares that may be issued, in the aggregate, to certain holders pursuant to the Convertible Note Financing and Committed Equity Financing, as defined blow. NYSE American requires that companies obtain shareholder approval before issuing common stock (or securities convertible into or exercisable for common stock) in a private placement that constitutes 20% or more of the company’s pre-transaction outstanding common stock or voting power at a discounted price. The Company shall not issue or sell any shares of Common Stock if the aggregate number of shares of Common Stock that would be issued to any holder or any of their affiliates would exceed the number of shares equal to 19.99% of the number of shares of Common Stock issued and outstanding immediately prior to the date of issuance (the number of shares which may be issued without violating such rules and regulations, the “Exchange Cap”).
Convertible Note Financing
On July 24, 2024, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with an accredited investor (the “Holder”), pursuant to which the Company issued to the Holder a senior unsecured convertible note (the “Note”) in the aggregate principal amount of $750,000, which is convertible into shares of the Common Stock (the “Convertible Note Financing”). The Note accrues interest at a rate of 6% per annum (which increases to 12% in the event of a default) and matures on August 24, 2025 (the “Maturity Date”). Interest is guaranteed through the Maturity Date regardless of whether the Note is earlier converted or redeemed. The Note is convertible by the holder thereof in whole or in part at any time after issuance and prior to the Maturity Date into shares of Common Stock based on a conversion price (the “Conversion Price”) of $1.506 per share (the “Conversion Shares”), which cannot be reduced below $0.231 per share, and is subject to customary adjustments for stock splits, stock dividends, recapitalization and other similar transactions. Notwithstanding the foregoing, such conversions are subject to (i) a 4.99% beneficial ownership limitation contained in the Note, which may be increased to 9.99% upon 61 days’ prior written notice to the Company by the Holder, and (ii) the Exchange Cap. The Company has agreed to hold a meeting of its stockholders to seek approval of a waiver of the Exchange Cap.
Committed Equity Financing
On July 26, 2024 (the “Closing Date”), the Company entered into a Common Stock Purchase Agreement, dated as of July 26, 2024 (the “CEF Purchase Agreement”), with Tikkun Capital LLC (“Tikkun”), providing for a committed equity financing facility, pursuant to which, upon the terms and subject to the satisfaction of the conditions contained in the CEF Purchase Agreement, Tikkun has committed to purchase, at the Company’s direction in its sole discretion, up to an aggregate of $30,000,000 (the “Total Commitment”) of the shares of Common Stock (the “Purchase Shares”), subject to certain limitations set forth in the CEF Purchase Agreement, from time to time during the term of the CEF Purchase Agreement. Concurrently with the execution of the CEF Purchase Agreement, the Company and Tikkun also entered into a Registration Rights Agreement, dated as of July 26, 2024 (the “CEF Registration Rights Agreement”), pursuant to which the Company agreed to file with the SEC one or more registration statements, to register under the Securities Act, the offer and resale by Tikkun of all of the Purchase Shares that may be issued and sold by the Company to Tikkun from time to time under the CEF Purchase Agreement (the “Committed Equity Financing”).
Under the applicable rules of the NYSE American, in no event may the Company issue to Tikkun and any of its affiliates under the CEF Purchase Agreement, or otherwise, more than 1,152,764 shares of Common Stock, the Exchange Cap prior to the execution of the CEF Purchase Agreement, unless the Company obtains stockholder approval to issue shares of Common Stock to Tikkun and any of its affiliates in excess of the Exchange Cap under the CEF Purchase Agreement, or otherwise, and in accordance with applicable NYSE American listing rules. If all of the 2,000,000 shares offered by Tikkun for resale under this prospectus were issued and outstanding as of the date hereof (without taking into account the Exchange Cap limitation), such shares would represent approximately 25.8% of the total number of shares of our Common Stock outstanding and approximately 47.5% of the total number of shares of our Common Stock held by non-affiliates outstanding, in each case, as of the date hereof.
NYSE American Requirements and the Necessity of Stockholder Approval
Section 713(b)(ii) of the NYSE American LLC Company Guide requires shareholder approval as a prerequisite to approval of applications to list additional shares when the additional shares will be issued in connection with the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of the presently outstanding stock for less than greater of book or market value of the stock. Shares of Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.
What is the Effect on Current Stockholders if Proposal No. 3 is Approved?
If our stockholders approve this proposal, we will be able to eliminate the Exchange Cap in the Convertible Note Financing and the Committed Equity Financing and therefore have the option to issue the maximum number of shares of Common Stock issuable under the Note and the CEF Purchase Agreement, which would exceed 19.99% of our issued and outstanding shares of Common Stock as of the date we executed the Note and the CEF Purchase Agreement. If our stockholders approve Proposal No. 3, the rights or privileges of our existing stockholders will not be affected, except that the economic and voting interests of each of our existing stockholders will be diluted should issue all of the Conversion Shares and Purchase Shares. Although the number of shares of our Common Stock that our existing stockholders own will not decrease, the shares of our Common Stock owned by our existing stockholders will represent a smaller percentage of our total outstanding shares of our Common Stock after any such issuance.
What is the Effect on Current Stockholders if the Proposal No. 3 is NOT Approved?
If our stockholders do not approve this Proposal No. 3 and the Company is prohibited from issuing Conversion Shares in excess of the Exchange Cap to the Holder pursuant to the Convertible Note Financing, the Company is required to pay the Holder an amount in cash equal to the sum of (i) the product of (x) such number of Conversion Shares that the Company is prevented from issuing and (y) the highest closing sale price of the Common Stock on any trading day during the period commencing on the date on which the Holder delivers to the Company the applicable conversion notice with respect to such additional Conversion Shares that cannot be issued and ending on the date of such payment and (ii) any brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurs in connection with purchases by Holder (in an open market transaction or otherwise) of shares of Common Stock to deliver in satisfaction of a sale by the Holder of such additional Conversion Shares that cannot be issued.
Moreover, if our stockholders do not approve the Exchange Cap waiver, we may be limited in the amount of money we can draw down CEF Purchase Agreement. We are not seeking the approval of our stockholders to authorize our entry into the CEF Purchase Agreement and related transaction documents. The failure of our stockholders to approve the proposal may result in our inability to take full advantage of the Committed Equity Financing and severely limit the Company’s ability to grow. Accordingly, if the Company is limited in the number of shares it can issue under the Committed Equity Financing, dilution to stockholders will be limited and have the effect of limiting the Company’s growth potential by restricting its access to additional capital.
Additional Information
This summary is intended to provide you with basic information concerning the Convertible Note Financing and the Committed Equity Financing. The full text of each of the form of the Convertible Note, the Securities Purchase Agreement, the Common Stock Purchase Agreement and the Registration Rights Agreement were filed as exhibits to our Current Report on Form 8-K filed with the SEC on July 29, 2024.
Vote Required and Recommendation
Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, Bylaws or applicable law), the affirmative vote of a majority of the shares of Common Stock present in person, by remote communication, if applicable, or represented by proxy at the Annual Meeting entitled to vote will be required for approval. Accordingly, the affirmative vote of a majority of the votes by holders of the shares of Common Stock present in person, by remote communication, if applicable, or represented by proxy at the Annual Meeting, outstanding on the Record Date and entitled to vote on the matter will be required to approve the issuance of Convertible Shares pursuant to the Convertible Note Financing and Purchase Shares pursuant to the Committed Equity Financing. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 3.
At the Annual Meeting, a vote will be taken on a proposal to waive the Exchange Cap.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE EXCHANGE CAP WAIVER IN CONNECTION WITH THE CONVERTIBLE NOTE FINANCING AND COMMITTED EQUITY FINANCING.

APPROVAL OF THE REINCORPORATION MERGER

(Proposal No. 4)
Overview
Our Board has unanimously approved the reincorporation of the Company in Nevada and simultaneous name change to “Channel Therapeutics Corporation” pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), a form of which is attached as Appendix B to this Proxy Statement, entered into by and between Chromocell, and Channel Therapeutics Corporation, a Nevada corporation and wholly-owned subsidiary of Chromocell, formed solely for purposes of effecting the Reincorporation Merger and changing our corporate name (“Channel-NV”). For the reasons discussed below, the Board recommends that the stockholders also approve the Reincorporation Merger and simultaneous name change. Approval of the Reincorporation Merger also will constitute approval of the Merger Agreement. For purposes of the discussion below, the Company, immediately prior to and immediately following the Reincorporation Merger, is sometimes referred to as Chromocell and “Channel-NV,” respectively.
The Merger Agreement provides for a tax-free reorganization pursuant to the provisions of Section 368 of the Code, whereby Chromocell will be merged with and into Channel-NV, the Company’s existence as a Delaware corporation shall cease, and Channel-NV shall continue as the surviving corporation of the Reincorporation Merger governed by the laws of the State of Nevada under the name “Channel Therapeutics Corporation”. The Merger Agreement provides that each share of our Common Stock and/or Series C Preferred Stock outstanding as of the effective time of the Reincorporation Merger shall be converted into one share of Common Stock and/or Series C Preferred Stock of Channel-NV with no further action required on the part of our stockholders. The Reincorporation Merger will become effective upon the filing of the requisite merger documents in Delaware and Nevada, which is expected to occur as soon as practicable after the Annual Meeting if the Reincorporation Merger is approved by our stockholders. Our Board believes that the Reincorporation Merger will benefit the Company and its stockholders. Our Board, however, may determine to abandon the Reincorporation Merger either before or after stockholder approval has been obtained.
We believe that the Reincorporation Merger will greatly reduce our overall tax burden given the franchise taxes imposed on Delaware corporations. We also believe that our reincorporation in Nevada will also give us a greater measure of flexibility and simplicity in corporate governance than is available under Delaware law and will increase the marketability of our securities. Chapter 78 of the Nevada Revised Statutes (the “NRS”) is generally recognized as one of the most comprehensive and progressive state corporate statutes. By reincorporating the Company in Nevada, we believe that the Company will be better suited to take advantage of business opportunities as they arise and grow its business and that Nevada law can better provide for its ever-changing business needs and lowers its ongoing administrative expenses.
Accordingly, our Board believes that it is in the Company’s and our stockholder’s best interests that our state of incorporation be changed from Delaware to Nevada and has recommended the approval of the Reincorporation Merger to our stockholders. Reincorporation in Nevada will not result in any change in our business, operations, management, assets, liabilities or net worth; however, it will allow us to take advantage of certain provisions of the corporate laws of Nevada as described herein.
Our corporate affairs currently are governed by Delaware law and the provisions of the Certificate of Incorporation, the Certificate of Designation of Series C Convertible Redeemable Preferred Stock (the “Series C Certificate of Designation”), and the Bylaws of Chromocell. Copies of the Certificate of Incorporation, the Series C Certificate of Designation and the Bylaws are each included as exhibits to our filings with the SEC and are available https://ir.chromocell.com/sec-filings/all-sec-filings. If the Reincorporation Merger is approved at the Annual Meeting and effected, our corporate affairs will be governed by Nevada law and the provisions of the articles of incorporation of Channel-NV (the “Nevada Articles of Incorporation”), the Certificate of Designation of Series C Convertible Redeemable Preferred Stock of Channel-NV (the “Nevada Series C Certificate of Designation”), and the bylaws of Channel-NV (the “Nevada Bylaws”). Forms of the Nevada Articles of Incorporation, the Nevada Series C Certificate of Designation and the Nevada Bylaws are attached to this Proxy Statement as Appendix C, Appendix D, and Appendix E, respectively.
Principal Features of the Reincorporation Merger
The discussion below is qualified in its entirety by reference to the Merger Agreement, and by the applicable provisions of Delaware law and Nevada law.

Upon the effectiveness of the Reincorporation Merger:
•	Our corporate name will change from “Chromocell Therapeutics Corporation” to “Channel Therapeutics Corporation.”
•	Each outstanding share of Chromocell Common Stock will be converted into one share of common stock, par value $0.0001 per share, of Channel-NV (“Channel-NV Common Stock”);
•
Each outstanding share of Chromocell -Series C Convertible Redeemable Preferred Stock will be converted into one share of Series C Convertible Redeemable Preferred Stock, par value $0.0001 per share, of Channel-NV (“Channel-NV Series C Preferred Stock”);

•	Each outstanding share of Chromocell Common Stock and Chromocell Series C Preferred Stock held by a Chromocell stockholder will be retired and canceled, and will cease to exist;
•
Each outstanding option to purchase shares of Chromocell Common Stock will be deemed to be an option to purchase the same number of shares of Channel-NV Common Stock, with no change in the exercise price or other terms or provisions of such option; and

•
Each outstanding warrant to purchase shares of Chromocell Common Stock will be deemed to be a warrant to purchase the same number of shares of Channel-NV Common Stock, with no change in the exercise price or other terms or provisions of such warrant.

Following the Reincorporation Merger, the rights of the holders of our outstanding securities will not be materially adversely affected. In addition, upon consummation of the Reincorporation Merger, stock certificates previously representing shares of our capital stock may be delivered in effecting sales through a broker, or otherwise, of shares of Channel-NV capital stock. It will not be necessary for you to exchange your existing stock certificates for stock certificates evidencing shares of Channel-NV capital stock, and if you do so, it will be at your own cost.
The Reincorporation Merger will not affect any change in our business, management or operations or the location of our principal executive office; however, in connection with the Reincorporation Merger, the name of our Company will change from “Chromocell Therapeutics Corporation” to “Channel Therapeutics Corporation”. Upon the effectiveness of the Reincorporation Merger, our directors and officers will become directors and officers, as applicable, of Channel-NV, all of our incentive stock plans will become Channel-NV plans, and each option or other award issued under such plans will automatically be converted into an option or other award to purchase the same number of shares of Channel-NV Common Stock, at the same price per share, upon the same terms and subject to the same conditions as those in effect immediately prior to the Reincorporation Merger. Stockholders should note that effecting the Reincorporation Merger will result in all such stock plans existing immediately prior to the Reincorporation Merger, including the 2023 Plan, continuing as incentive stock plans of Channel-NV, containing substantially the same terms and conditions as those in effect immediately prior to the Reincorporation Merger. Any employment contracts and other employee benefit arrangements that are in existence immediately prior to the Reincorporation Merger will also continue to remain in effect upon the terms and subject to the conditions in effect at such time. We do not believe that the Reincorporation Merger will affect any of our material contracts with any third parties, except to the extent that the Reincorporation Merger is deemed to result in an assignment of any material contract requiring the other party to such material contract to consent to such assignment, and that our rights and obligations under such material contractual arrangements will continue as rights and obligations of Channel-NV.
Other than Board approval, stockholder approval, notification to NYSE American, the filing of the requisite merger documents with the Secretary of State of the State of Nevada and the Secretary of State of the State of Delaware, and the filing of this Proxy Statement with the SEC, there are no federal, state or other regulatory requirements or approvals that must be obtained in order for us to consummate the Reincorporation Merger.
Securities Act and Exchange Act Consequences
The shares of Channel-NV Common Stock to be issued upon conversion of shares of Chromocell Common Stock in the Reincorporation Merger are not being registered under the Securities Act. In this regard, we are relying on Rule 145(a)(2) under the Securities Act, which provides that a merger that has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. Immediately following the Reincorporation Merger, Channel-NV will continue to be a publicly-held company, Channel-NV

Common Stock will continue to be listed on NYSE American under the symbol “CHRO,” and Channel-NV will continue to be obligated under the Exchange Act to file periodic reports and other documents with the SEC and provide to its stockholders the same information that Chromocell had been obligated to file and provide prior to the Reincorporation Merger.
Holders of shares of Chromocell Common Stock that were freely tradable immediately prior to the Reincorporation Merger will continue to hold freely tradable shares of Channel-NV Common Stock immediately following the Reincorporation Merger. Holders of restricted shares of Chromocell Common Stock immediately prior to the Reincorporation Merger will hold shares of Channel-NV Common Stock immediately following the Reincorporation Merger which are subject to the same restrictions on transfer as those to which their shares of Chromocell Common Stock were subject, and any stock certificates representing such shares, if surrendered for replacement certificates representing shares of Channel-NV Common Stock immediately following the Reincorporation Merger, will bear the same restrictive legend included on their Chromocell stock certificates. For purposes of computing compliance with the holding period requirements of Rule 144 under the Securities Act, stockholders will be deemed to have acquired their shares of Channel-NV Common Stock on the date on which they acquired their shares of Chromocell Common Stock. Holders of shares of Chromocell Series C Preferred Stock immediately prior to the Reincorporation Merger will hold shares of Channel-NV Series C Preferred Stock immediately following the Reincorporation Merger, which are subject to the same rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences as those to which their shares of Chromocell Series C Preferred Stock were subject.
Material U.S. Federal Income Tax Consequences
The following discussion summarizes the material U.S. federal income tax consequences of the Reincorporation Merger that are applicable to you as a stockholder. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reincorporation Merger. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of stockholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of our shares of capital stock as part of a hedge, straddle or conversion transaction; a person that does not hold our shares of capital stock as a capital asset at the time of the Reincorporation Merger; or an entity taxable as a partnership for U.S. federal income tax purposes. The Company will not request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reincorporation Merger or any related transaction. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. Stockholders are urged to consult with their tax advisors and financial planners as to the particular tax consequences of the Reincorporation Merger to them, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.
It is intended that the Reincorporation Merger qualify as a “reorganization” under Section 368(a) of the Code. As a “reorganization,” it is expected that the Reincorporation Merger will have the following U.S. federal income tax consequences:
•
A Chromocell stockholder will not recognize any gain or loss as a result of the receipt of the applicable shares of Channel-NV capital stock in exchange for such stockholders’ shares of Chromocell capital stock in connection with the effectiveness of the Reincorporation Merger;

•
A Chromocell stockholder’s aggregate tax basis in the Channel-NV shares of capital stock received in connection with effectiveness of the Reincorporation Merger will equal such stockholder’s aggregate tax basis in the Chromocell shares of capital stock held by such stockholder immediately prior to the Reincorporation Merger; and

•
A Chromocell stockholder’s tax holding period for the Channel-NV shares of capital stock received in in connection with effectiveness of the Reincorporation Merger will include the period during which such stockholder held Chromocell shares of capital stock.

Accounting Treatment
The Reincorporation Merger is expected to be accounted for as a reverse acquisition in which Chromocell is the accounting acquirer, and Channel-NV is the legal acquirer. Since the Reincorporation Merger is expected to be accounted for as a reverse acquisition and not as a business combination, no goodwill is expected to be recognized.
Material Terms of the Merger Agreement
The following is only a summary of the material provisions of the Merger Agreement between Chromocell and Channel-NV and is qualified in its entirety by reference to the full text of the Merger Agreement, a form of which is attached to this Proxy Statement as Appendix B. Please read the Merger Agreement in its entirety.
General
The Merger Agreement will provide that, subject to the approval and adoption of the Merger Agreement by the stockholders of Chromocell and the authority of the Board of Chromocell to abandon the Reincorporation Merger prior to its effectiveness:
•	Chromocell will merge with and into Channel-NV; and
•	Chromocell will cease to exist and Channel-NV will continue as the surviving corporation under the name “Channel Therapeutics Corporation”.
As a result of, and as of the effective time of, the Reincorporation Merger, Channel-NV will succeed to and assume all rights, liabilities and obligations of Chromocell, in accordance with Nevada law.
Effective Time
The Merger Agreement will provide that, subject to the approval of the stockholders of Chromocell, the Reincorporation Merger will be consummated by the filing of articles of merger and a certificate of merger, as applicable, and any other appropriate documents, in accordance with the relevant provisions of the DGCL and the NRS, with the Secretary of State of the State of Delaware and the Secretary of State of the State of Nevada, respectively. We expect to effect the Reincorporation Merger as soon as practicable following stockholder approval of this Proposal No. 4.
Merger Consideration
Upon consummation of the Reincorporation Merger, each outstanding share of Chromocell Common Stock and Chromocell Series C Preferred Stock will be converted automatically and without further action from our stockholders into one share of Channel-NV Common Stock and Channel-NV Series C Preferred Stock, respectively, and shares of Chromocell capital stock will no longer be outstanding and will automatically be cancelled and retired and will cease to exist. Upon consummation of the Reincorporation Merger, each holder of a certificate representing shares of Chromocell capital stock immediately prior to the Reincorporation Merger will cease to have any rights with respect to such certificate, except the right to receive the applicable number of shares of Channel-NV capital stock.
Treatment of Stock Options, Warrants and Stock Incentive Plans
Under the terms of the Merger Agreement, upon consummation of the Reincorporation Merger, each outstanding option or warrant to purchase a share of Chromocell Common Stock will be deemed to constitute an option or warrant to purchase one share of Channel-NV Common Stock, at an exercise price per full share equal to the stated exercise price of such option or warrant, where applicable.
Under the Merger Agreement, Channel-NV will assume Chromocell’s 2023 Plan, which, following the Reincorporation Merger, will be used by Channel-NV to make awards to directors, officers, and employees of Channel-NV and others as permitted under the terms of Chromocell’s 2023 Plan.
Directors and Executive Officers
The Merger Agreement will provide that the members of the board of directors of Channel-NV immediately following the Reincorporation Merger will consist of the members of the Board of Chromocell immediately prior to the Reincorporation Merger. The Merger Agreement will further provide that the individuals serving as the executive officers of Channel-NV immediately following the Reincorporation Merger will be the individuals serving as the executive officers of Chromocell immediately prior to the Reincorporation Merger.

Nevada Articles of Incorporation and Nevada Bylaws
The Merger Agreement will provide that the Nevada Articles of Incorporation will be the articles of incorporation of Channel-NV, the surviving Company, and the Nevada Bylaws will be the bylaws of Channel-NV, the surviving Company, with each subject to subsequent amendment in accordance with their respective terms and Nevada law.
Conditions to the Merger
The obligations of Chromocell and Channel-NV to consummate the Reincorporation Merger are subject to the satisfaction of the conditions, among others, that the Reincorporation Merger shall have been approved and adopted by the stockholders of Chromocell.
Other than Board approval, stockholder approval, notification to NYSE American, the filing of the articles of merger and certificate of merger with the Secretary of State of the State of Nevada and the Secretary of State of the State of Delaware, respectively, and the filing of this Proxy Statement with the SEC, there are no federal, state or other regulatory requirements or approvals that must be obtained in order for us to consummate the Reincorporation Merger.
Effect on Stock Certificates
The Reincorporation Merger will not have any effect on the transferability of outstanding stock certificates representing our shares of Common Stock or Series C Preferred Stock. It will not be necessary for stockholders to exchange their existing stock certificates representing shares of Chromocell capital stock for certificates representing equivalent shares of Channel-NV capital stock. Each stock certificate representing issued and outstanding shares of Common Stock or Series C Preferred Stock of Chromocell will continue to represent the same number of shares of Common Stock or Series C Preferred Stock of Channel-NV.
Abandonment of Reincorporation Merger
Our Board may, in its sole discretion, determine to abandon the Reincorporation Merger, notwithstanding stockholder approval of the Reincorporation Merger and the Merger Agreement.
Comparison of Rights under the DGCL and the Chapter 78 of the NRS
The Company was incorporated under the laws of the State of Delaware. If the Reincorporation is approved by our stockholders, upon consummation, we will reincorporate the Company under the laws of the State of Nevada and our stockholders, whose rights are currently governed by Delaware law, the Certificate of Incorporation, the Series C Certificate of Designation and the Bylaws, will be governed by Nevada law, the Nevada Articles of Incorporation the Nevada Series C Certificate of Designation and the Nevada Bylaws.
The corporate laws of the State of Nevada, as governed by Chapters 78 (concerning Nevada corporations generally) and 92A (concerning mergers) of the NRS, are similar in many respects to those of the State of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Company. The following are summaries of the material differences between the DGCL and the NRS with respect to how they govern the current rights of stockholders of Chromocell and the rights of stockholders of Channel-NV in the event of the consummation of the Reincorporation Merger.
The following discussion is a summary. It is not intended to provide a complete description of the differences that may affect you as a stockholder of the Company. You should also refer to our Amended and Restated Certificate of Incorporation and Amended and Restated By-laws attached as exhibits to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 16, 2024 (the “2023 Annual Report”), the relevant provision of the DGCL, Chapters 78 and 92A of the NRS, as well as the forms of Nevada Articles of Incorporation and Nevada Bylaws, which are attached as Appendix C and Appendix E, respectively, to this Proxy Statement, and which will become effective concurrently with the consummation of the Reincorporation Merger.
General. Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to the legality of corporate affairs and transactions and stockholders’ rights to challenge them.
Removal of Directors. Pursuant to the DGCL, directors of a corporation may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors, except that (i) stockholders of a corporation whose board is classified may effect such removal only for cause, unless the certificate of incorporation provides otherwise and (ii) if the corporation has cumulative voting, if less than the full board is to be removed, director may not be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors (or election of a class of directors if the board is classified). Pursuant to the NRS, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock entitled to vote. The NRS does not distinguish between removal of directors with or without cause.
Fiduciary Duty and Business Judgment. Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation but, unlike other jurisdictions, fiduciary duties of directors and officers are codified in the NRS. As a matter of law, directors and officers are presumed to act in good faith, on an informed basis, and with a view to the interests of the corporation in making business decisions. In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements, and other financial data prepared or presented by corporate directors, officers, or employees who are reasonably believed to be reliable and competent. Professional reliance may also be extended to legal counsel, public accountants, advisers, bankers, or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account, or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.
In Delaware, directors and members of any committee designated by the board are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports, and statements presented to the corporation by corporate officers, employees, committees of the board of directors, or other persons as to matters the member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Unlike Nevada, Delaware does not extend the statutory protection for reliance on such persons to corporate officers.
Flexibility for Decisions, including Takeovers. Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations. In Nevada, director and officer actions taken in response to a change or potential change in control that do not disenfranchise stockholders are granted the benefits of the business judgment rule. However, in the case of an action that impedes the rights of stockholders to vote for or remove directors, directors will only be given the advantages of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat. In exercising their powers in response to a change or potential change of control, directors and officers of Nevada corporations may consider the effect of the decision on several corporate constituencies in addition to the stockholders, including the corporation’s employees, the interests of the community, and the economy. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any particular group or constituency having an interest in the corporation as a dominant factor.
The DGCL does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions. In fact, in a number of cases, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders. Thus, the flexibility granted to directors of Nevada corporations in the context of a hostile takeover are greater than those granted to directors of Delaware corporations.
Limitation on Personal Liability of Directors. Under Nevada law it is not necessary to adopt provisions in the articles of incorporation limiting personal liability as this limitation is provided by statute. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.
While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in three respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision excepts from the limitation on liability a breach of the duty of loyalty, the Nevada counterpart has a significantly higher threshold before such exception is applied, which requires the aforementioned presumption of the director or officer in question, acting in good faith, on an informed basis and with a view to the interests of the corporation, to have been rebutted and that it is proven that such director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties and that such breach involved intentional misconduct, fraud or a knowing violation of law. Third, Nevada law, with respect to the elimination of liability for directors and officers, expressly applies to liabilities owed to creditors of the corporation. Thus, the Nevada provision is comparatively more flexible than its Delaware counterpart with respect to limitation of personal liability of directors and officers.
Indemnification of Officers and Directors and Advancement of Expenses. Although Delaware and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, Nevada provides broader indemnification in connection with stockholder derivative lawsuits, in particular with respect to advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or other proceeding. Both Delaware and Nevada law provide for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding: expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Both Delaware and Nevada corporations have the discretion to decide whether or not to advance expenses, unless its certificate of incorporation, or bylaws, with respect to Delaware, or articles of incorporation, bylaws or an agreement made by the corporation, with respect to Nevada, provide for mandatory advancement.
Action by Written Consent of Directors. Both the DGCL and the NRS provide that, unless the certificate of incorporation or articles of incorporation, as applicable, or the bylaws of a corporation provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.
Actions by Written Consent of Stockholders. The DGCL and the NRS are similar in their provisions on actions by written consent of stockholders. The DGCL provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. There is no equivalent requirement under the NRS. Nevada law provides that, unless the articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In particular, Nevada law also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its bylaws. The Nevada Bylaws do not contain such a prohibition.
Dividends. Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Pursuant to the DGCL, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, the DGCL provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation, except that a corporation other than a nonstock corporation may purchase or redeem out of capital any of its own shares which are entitled upon any distribution of its assets, whether by dividend or in liquidation, to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares will be retired upon their acquisition and the capital of the corporation reduced.
Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.
To date, the Company has not paid dividends on its shares of Common Stock. The holders of the shares of C Preferred Stock are not entitled to receive dividends pursuant to Series C Certificate of Designation. The payment of dividends following the consummation of the Reincorporation Merger, if any, will be within the discretion of the board of directors of Channel-NV. Our Board (which will be the board of directors of Channel-NV immediately following the Reincorporation Merger) intends to retain our future earnings to support operations and to finance expansion and, therefore, we do not anticipate that Channel-NV will pay any cash dividends on our shares of Channel-NV Common Stock in the foreseeable future.
Restrictions on Business Combinations. Both Delaware and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Pursuant to the DGCL, a corporation that is listed on a national securities exchange or that has more than 2,000 stockholders of record is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless: (i) the transaction resulting in such holder becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before such holder becomes an interested stockholder; (ii) such interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date such holder becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least two-thirds of the corporation’s outstanding voting stock at an annual or special meeting, excluding shares owned by such interested stockholder. The DGCL defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.
The NRS imposes a maximum moratorium of two years versus the DGCL’s three-year moratorium on business combinations with an interested stockholder. However, the NRS regulates business combinations more stringently. The NRS defines an interested stockholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding voting shares of the corporation. In addition, combinations with an interested stockholder remain prohibited for two years after such holder became an interested stockholder unless (i) the combination or transaction by which the person first became an interested stockholder is approved by the board of directors before such holder first became an interested stockholder, or (ii) the combination is approved by a majority of the outstanding voting power of the corporation not beneficially owned by such interested stockholder or any affiliate or associate of such interested stockholder. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation. The Nevada Articles of Incorporation includes a provision by which Channel-NV elects to opt out of these provisions if and when the Company becomes a “resident domestic corporation” (as defined in NRS Section 78.427).
Acquisition of Controlling Interests. In addition to the restrictions on business combinations with interested stockholders, the NRS also protects the corporation and its stockholders from persons acquiring a “controlling interest” in a corporation. Delaware law does not have similar provisions.
Pursuant to the NRS, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person. The NRS provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one fifth or more but less than one third, (ii) one third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and voting rights must be conferred by a majority of the disinterested stockholders as each threshold is reached and/or exceeded. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares, and the corporation must comply with the demand.
The NRS provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, the NRS provides that the control share statutes of the NRS apply only to a corporation that has 200 or more stockholders, at least 100 of whom are stockholders of record and residents of the State of Nevada, and which does business directly or indirectly in the State of Nevada. The NRS also provides that the corporation may impose stricter requirements if it so desires.
Stockholder Vote for Mergers and Other Corporate Reorganizations. The DGCL requires, unless the certificate or certificate of incorporation specifies a higher percentage, authorization by a majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Pursuant to the NRS, unless the articles of incorporation provide otherwise, board approval and authorization of stockholders by a majority of outstanding shares entitled to vote is required for a merger or sale of all of the assets of a corporation. However, it is not entirely clear under Nevada law if stockholder authorization is required for the sale of less than all of the assets of a corporation. Although a substantial body of law has been developed under Delaware law as to what constitutes the “sale of substantially all of the assets” of a corporation, it is not as easy to determine at what point a sale of virtually all, but less than all, of the assets of a corporation would be considered a “sale of all the corporation’s assets” requiring stockholder approval under Nevada law, although it is likely that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.
Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such surviving corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.
Appraisal and Dissenters’ Rights. Pursuant to each of the DGCL and the NRS, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash equal to the fair market value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.
Pursuant to the NRS, a stockholder is entitled to dissent from, and obtain payment for the fair value of such holder’s shares in the event of (i) certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required and such stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, (iii) a plan of exchange in which the corporation is a party, or (iv) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares. Holders of securities listed on a national securities exchange, held by at least 2,000 stockholders of record, with a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares, are not entitled to dissenters’ rights. This exception is not available if the articles of incorporation of the corporation issuing the shares state that it is not available, or if the holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except cash, shares of stock as described in Nev. Rev. Stat. § 92A.390 (3)(b), or a combination thereof. Nevada law prohibits a dissenting shareholder from voting such holder’s shares or receiving certain dividends or distributions after dissenting.
Pursuant to the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger or consolidation, provided that no appraisal rights are available for the shares of any class or series of stock that, at the record date for the meeting held to approve such transaction, were either (1) listed on a national securities exchange or (2) held of record by more than 2,000 stockholders. Even if the shares of any class or series of stock meet the requirements of subsections (1) or (2) above, appraisal rights are available for such class or series if the holders thereof receive in the merger or consolidation anything except cash, shares of stock of the issuing corporation or shares of stock of a corporation that is either listed on a national securities exchange or whose stock is held of record by more than 2,000 holders, or a combination thereof.
The DGCL allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee as a nominal plaintiff and makes it easier to withdraw from the appraisal process and accept the terms offered in the merger or consolidation. No appraisal rights are available to stockholders of the surviving corporation if the merger did not require their approval.
Our Certificate of Incorporation and Bylaws do not currently provide for appraisal rights in addition to those provided by the DGCL. Therefore, because our Common Stock is listed on NYSE American, and holders of shares of our capital stock will receive in the Reincorporation Merger the equivalent shares of Channel-NV capital stock, amongst which, the Channel-NV Common Stock will be listed on NYSE American, holders of shares of our capital stock will not be entitled to appraisal rights in the Reincorporation Merger with respect to their shares of our capital stock. Like our Certificate of Incorporation and Bylaws, the Nevada Articles of Incorporation and Nevada Bylaws do not provide for dissenter’s rights in addition to those provided by the NRS.
Special Meetings of the Stockholders. The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. The NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors, or the president, unless the articles of incorporation or bylaws provide otherwise. Under our current Bylaws, a special meeting of stockholders may be called at any time by the Chairman of the Board, the Chief Executive Officer or the Board pursuant to a resolution adopted by a majority of the total number of authorized directors of the Board. The Nevada Bylaws would require the calling of a special meeting of stockholders by the Board, the Company’s President, Chief Executive Officer or Chief Financial Officer, or the Chairman of the Board.
Special Meetings Pursuant to Petition of Stockholders. The DGCL provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors instead of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting. Nevada law is more restrictive. Pursuant to the NRS, stockholders having not less than 15% of the voting interest may petition to the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation of the Company in the State of Nevada may make it more difficult for our stockholders to require that an annual meeting be held without the consent of the Board.
Adjournment of Stockholder Meetings. Pursuant to the DGCL, if a meeting of stockholders is adjourned for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. Pursuant to the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.
Duration of Proxies. Pursuant to the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Pursuant to the NRS, a proxy is effective only for a period of six months, unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Increasing or Decreasing Authorized Shares. The NRS allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in a class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any class or series of the corporation’s shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of the stockholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series before the increase or decrease in the number of authorized shares becomes effective, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law contains no such similar provision.
Stockholder Inspection Rights. Pursuant to the DGCL, any stockholder or beneficial owner of shares may, upon written demand under oath stating the proper purpose thereof, either in person or by attorney, inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose. Inspection rights under Nevada law are more limited. The NRS grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five (5) days’ written demand the right to inspect in person or by agent or attorney, during usual business hours, (i) a copy of the articles of incorporation, and all amendments thereto, certified by the Secretary of State of the State of Nevada, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to his or her interest as a stockholder of the corporation. In addition, the NRS grants certain stockholders the right to inspect the books of account and records of a corporation for any proper purpose. The right to inspect the books of account and all financial records of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. However, these requirements do not apply to any corporation that furnishes to its stockholders a detailed, annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to such holder’s interest as a stockholder of the corporation.
The Charter and Bylaws of the Company Immediately Prior To and Immediately Following the Effective Date of the Reincorporation Merger
The Nevada Articles of Incorporation and Nevada Bylaws differ in a number of respects from the Certificate of Incorporation and Bylaws, respectively.
There are certain differences that may affect your rights as a stockholder, as well as the corporate governance of Channel-NV as the surviving corporation. The following are summaries of some of the more significant differences between the Certificate of Incorporation and Bylaws, on the one hand, and the Nevada Articles of Incorporation and Nevada Bylaws, on the other. Except as described in this section, the rights of stockholders under the Nevada Articles of Incorporation and Nevada Bylaws are substantially the same as under the Certificate of Incorporation and Bylaws.
The following discussion is a brief summary. It does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the Certificate of Incorporation and Bylaws, and the Nevada Articles of Incorporation and Nevada Bylaws.

Provisions	Nevada	Delaware
Corporate Name	Channel Therapeutics Corporation	Chromocell Therapeutics Corporation

Charter regarding increase and/or decrease of authorized capital stack
The Nevada Articles of Incorporation provide that, subject to the rights of the holders of any series of Channel-NV preferred stock pursuant to a certificate of designation currently in effect establishing such series of preferred stock in accordance with the NRS and any provision of the NRS requiring otherwise, the number of authorized shares of any of the Channel-NV capital stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the vote required by the holders of such Channel-NV capital stock pursuant to the Nevada Bylaws.

The Certificate of Incorporation provides that, subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the capital stock of the Company entitled to vote thereon.

Charter regarding voting
The Nevada Articles of Incorporation provide that holders of shares of Channel-NV Common Stock will not be entitled to vote on any amendment to the Nevada Articles of Incorporation (including any certificate of designation for any Channel-NV preferred stock) that relates solely to the terms of one or more outstanding series of Channel-NV preferred stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to the Nevada Articles of Incorporation (including any certificate of designation for any Channel-NV preferred stock) or the NRS.

The Certificate of Incorporation provides that the holders of Common Stock shall not be entitled to vote on an amendment to the Certificate of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation or the DGCL.

Charter regarding distributions to holders of Common Stock
The Nevada Articles of Incorporation provide that subject to the rights of the holders of any series of Channel-NV preferred stock, holders of shares of Channel-NV Common Stock will be entitled to receive (i) such dividends and distributions and other distributions in cash, stock or property of the Company when, as and if declared thereon by the Board from time to time out of assets or funds of the Company legally available therefor; and (ii) the assets

The Certificate of Incorporation provides that subject to the rights of the holders of Preferred Stock, holders of shares of Common Stock shall be entitled to receive such dividends and distributions and other distributions in cash, stock or property of the Corporation when, as and if declared thereon by the Board from time to time out of assets or funds of Chromocell legally available therefor.

Provisions	Nevada	Delaware

and funds of the Company available for distribution in the event of any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary (“Liquidation”), which Liquidation, will not be deemed to be occasioned by or to include any consolidation or merger of the Company with or into any other person or a sale, lease, exchange or conveyance of all or a part of its assets.

Charter regarding amendment of Bylaws
The Nevada Articles of Incorporation provide that the Board may make, amend, and repeal the Nevada Bylaws (except as specified in any such Nevada Bylaw so made or amended) or by the stockholders in the manner provided in the Nevada Bylaws.

The Certificate of Incorporation provides that any adoption, amendment or repeal of the Bylaws by the Board shall require the approval of a majority of the authorized number of directors. The stockholders shall also have power to adopt, amend or repeal the Bylaws; provided, however, that, in addition to any vote of the holders of any class or series of stock of Chromocell required by law or by this Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of Chromocell entitled to vote generally in the election of directors, voting together as a single class.

Charter regarding limitation of liability
The Nevada Articles of Incorporation provide that to the full extent permitted by the NRS and any other applicable law currently or thereafter in effect, no director or officer of the Company will be personally liable to the Company or its stockholders for or with respect to any breach of fiduciary duty or other act or omission as a director. Any repeal or modification of this provision will not adversely affect the protection of any director provided thereby in relation to any breach of fiduciary duty or other act or omission as a director occurring prior to the effectiveness of such repeal or modification. If any provision of the NRS is amended to authorize corporate action further eliminating

The Certificate of Incorporation provides that to the fullest extent permitted by applicable law, the Company is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of Chromocell (and any other persons to which applicable law permits Chromocell to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise in excess of the indemnification and advancement otherwise permitted by such applicable law. If applicable law is amended after approval by the stockholders to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of

Provisions	Nevada	Delaware
	or limiting the personal liability of directors, then the liability of directors will be eliminated or limited to the fullest extent permitted by the NRS, as so amended.	a director to Chromocell shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.

Charter regarding forum adjudication for disputes
The Nevada Articles of Incorporation provide that unless the Company consents in writing to the selection of an alternative forum, (a) the Second Judicial District Court, in and for the State of Nevada, located in Washoe County, Nevada, will, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action, suit or proceeding brought on behalf of the Company, (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or stockholder of the Company to the Company or to the Company’s stockholders, or (iii) any action, suit or proceeding arising pursuant to any provision of the NRS or the Nevada Bylaws or the Nevada Articles of Incorporation (as either may be amended and/or restated from time to time); and (b) subject to the preceding provisions thereof, the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act or the Exchange Act.

The Certificate of Incorporation provides that unless Chromocell consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if and only if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, any state court located within the State of Delaware or, if and only if all such state courts lack subject matter jurisdiction, the federal district court for the District of Delaware) and any appellate court therefrom shall be the sole and exclusive forum for the following claims or causes of action under the Delaware statutory or common law: (i) any derivative claim or cause of action brought on behalf of the Corporation; (ii) any claim or cause of action for breach of a fiduciary duty owed by any current or former director, officer or other employee of Chromocell to Chromocell or Chromocell’s stockholders; (iii) any claim or cause of action against Chromocell or any current or former director, officer or other employee of Chromocell, arising out of or pursuant to any provision of the DGCL, this Certificate of Incorporation or the Bylaws (as each may be amended from time to time); (iv) any claim or cause of action seeking to interpret, apply, enforce or determine the validity of this Certificate of Incorporation or the Bylaws (as each may be amended from time to time, including any right, obligation or remedy thereunder); (v) any claim or cause of action as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware; and (vi) any claim or cause of action against Chromocell or any current or former director, officer or other employee of Chromocell governed by the internal-affairs doctrine or otherwise related to Chromocell’s internal affairs, in all cases to the fullest

Provisions	Nevada	Delaware
extent permitted by law and subject to the court having personal jurisdiction over the indispensable parties named as defendants.

Charter regarding inapplicability of combinations with interested stockholders statutes
The Nevada Articles of Incorporation provide that if the Company becomes a “resident domestic corporation” (as defined in NRS Section 78.427), the Company expressly elects that it will not be subject to, or governed by, any of the provisions in NRS Sections 78.411 through 78.444 (Combinations with Interested Stockholders), inclusive, as may be amended from time to time, and Sections 78.378 through 78.3793 (Acquisition of Controlling Interest), inclusive, as may be amended from time to time, or any successor statutes.
The Certificate of Incorporation does not contain a corresponding provision.

Bylaws regarding voting
The Nevada Bylaws provide that at all meetings of the Company’s stockholders, other than for the approval of the election of directors, all other matters or questions shall, unless otherwise provided by applicable law, the Nevada Articles of Incorporation or the Nevada Bylaws, be decided by a majority of all of the votes cast by the holders of shares of stock entitled to vote thereon.

The Bylaws provide that at all meetings of the Company’s stockholders, other than for the approval of the election of directors, all other elections and questions shall, unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, be decided by the vote of the holders of shares of Common Stock having a majority of the votes present which could be cast by the holders of all shares of stock outstanding and entitled to vote thereon.

Bylaws regarding action by written consent of stockholders
The Nevada Bylaws provide that unless otherwise restricted by the Nevada Articles of Incorporation, any action required or permitted to be taken at any annual or special meeting of the Company’s stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding stock of the Company entitled to vote thereon and shall be delivered to the Company.
The Bylaws provide that no action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws.

Provisions	Nevada	Delaware
Bylaws regarding stockholder meetings through electronic communications
The Nevada Bylaws provide that unless otherwise required by applicable law or the Nevada Articles of Incorporation, stockholders may participate in a meeting of the stockholders by any means of electronic communications, videoconferencing, teleconferencing or other available technology permitted under the NRS and utilized by the Company.
The Bylaws provide that no action shall be taken by the stockholders by written consent or electronic transmission.

Charter/Bylaws regarding indemnification
The Nevada Articles of Incorporation provide an indemnification section, which sets forth the terms and procedures regarding the right to indemnification by a director, officer, employee, agent or other Indemnitee (as defined in the Nevada Articles of Incorporation). The Nevada Bylaws do not contain a corresponding provision.

The Certificate of Incorporation and Bylaws provide an indemnification section set forth the terms and procedures regarding the right to indemnification by a director, officer, employee, agent or other Indemnitee (as defined in the Certificate of Incorporation).

Vote Required and Recommendation
Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, Bylaws or applicable Delaware law), the affirmative vote of a majority of the shares of Common Stock present and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares of Common Stock present in person, by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote on the matter will be required to approve the Amendment.
At the Annual Meeting, a vote will be taken on a proposal to approve the Reincorporation Merger and simultaneous name change to “Channel Therapeutics Corporation”.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE
REINCORPORATION MERGER.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

(Proposal No. 5)
Marcum LLP (“Marcum”) has served as our independent registered public accounting firm since 2020 and has been appointed by the Audit Committee to continue as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
At the Annual Meeting, the stockholders will vote on a proposal to ratify this selection of Marcum as our independent registered public accounting firm. If this ratification is not approved by the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, the Board will reconsider its selection of Marcum as our independent registered public accounting firm.
Marcum has no interest, financial or otherwise, in our Company. We do not currently expect a representative of Marcum to physically attend the Annual Meeting, however, it is anticipated that a Marcum representative will be available to participate in the Annual Meeting via telephone in the event he or she wishes to make a statement, or in order to respond to appropriate questions.
Fees Paid to Independent Registered Public Accounting Firm
The following table presents aggregate fees for professional services rendered by Marcum for the audit of our annual consolidated financial statements for the fiscal years ended December 31, 2023 and 2022.

	2023	2022
Audit fees(1)	$164,229	$387,030
Audit-related fees(2)	156,346	12,051
Tax fees(3)	—	—
All other fees(4)	43,490	—
Total	$364,065	$399,081

(1)
“Audit fees” include fees for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly condensed financial statements and advisory services on accounting matters that were addressed during the annual audit and quarterly review. This category also includes fees for services that were incurred in connection with statutory and regulatory filings or engagements, such as consents and review of documents filed with the SEC.

(2)
“Audit-related fees” include fees billed for professional services rendered that are reasonably related to the performance of the audit or review of our financial statements including subscription for the online library of accounting research literature and are not reported under “Audit Fees”.

(3)
Tax fees” include fees for tax compliance. Tax compliance fees encompass a variety of permissible services, including technical tax advice related to federal and state income tax matters, and assistance with tax audits.

(4)	“All other fees” include fees for the bring down and comfort letters associated with the IPO as well as work done in evaluating the Contribution Agreement.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountant
Our Audit Committee pre-approves all audit and non-audit services provided by our independent auditors prior to the engagement of such independent auditors with respect to such services. The chairman of our Audit Committee has been delegated the authority by the Audit Committee to pre-approve interim services by our independent auditors other than the annual audit. The chairman of our Audit Committee must report all such pre-approvals to the entire Audit Committee at the next committee meeting.
Vote Required and Recommendation
Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, Bylaws or applicable Delaware law), the affirmative vote of a majority of the shares of Common Stock present in person, by remote communication, if applicable, or represented by proxy at the Annual Meeting entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares of Common Stock present in person, by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote will be required to ratify the Board’s selection of

Marcum as our independent registered public accountants for the fiscal year ending December 31, 2024. If this ratification is not approved by the requisite vote of the stockholders, in person or by proxy, and voting on the matter, the Board will reconsider its selection of Marcum as our independent registered public accounting firm.
Abstentions will be counted for purposes of determining the presence or absence of a quorum but will not be counted as votes and therefore will not be counted for purposes of determining whether Proposal No. 5 has been approved. Broker non-votes are entitled to vote on Proposal No. 5 and will be counted for purposes of determining the presence or absence of a quorum.
At the Annual Meeting, a vote will be taken on a proposal to ratify the selection of Marcum LLP as our independent registered public accountants for the fiscal year ending December 31, 2024.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION
OF THE SELECTION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

FUTURE STOCKHOLDER PROPOSALS
Any stockholder who desires to submit nominations for the election to the Board for the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”), or any stockholder who desires to include proposals in the Company’s 2025 Annual Meeting proxy materials pursuant to Rule 14(a)-8 under the Exchange Act, for business other than nominations for the election to the Board of Directors, must deliver written notice to the secretary of the Company at the principal executive offices of the Company no later than July 24, 2025, which is 90 calendar days prior to the anniversary of the date of the Annual Meeting, and no earlier than June 24, 2025, which is 120 calendar days prior to the anniversary of the date of the Annual Meeting, provided that in the event that the date of the 2025 Annual Meeting is advanced more than 30 days prior to or delayed by more than 60 days after the anniversary of the Annual Meeting, or if no annual meeting was held in the preceding year, such notice must be received no earlier than 120 calendar days prior to the date of the 2025 Annual Meeting and no later than the close of business on the later of (i) the 90th day prior to the 2025 Annual Meeting and (ii) the 10th day following the day on which notice of the date of the 2025 Annual Meeting was mailed or public announcement of the date of such meeting is first made, whichever first occurs.

EXPENSES AND SOLICITATION
We will bear the costs of printing and mailing proxies. In addition to soliciting stockholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders following the original solicitation.
OTHER BUSINESS
Other Matters Brought Before the Meeting
The Board knows of no other items that are likely to be brought before the Annual Meeting except those that are set forth in the Notice of Internet Availability. If any other matters properly come before the Annual Meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

ADDITIONAL INFORMATION
Stockholders Entitled to Vote
The Common Stock is the only class of voting securities outstanding and entitled to vote at the Annual Meeting. As of 5:00 p.m. Eastern Time on the Record Date, 5,766,704 shares of Common Stock, were outstanding and entitled to vote. Each share is entitled to one vote on each matter.
How to Vote
Your vote is very important no matter how many shares of Common Stock you own. Whether or not you plan to attend the virtual Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/CHRO2024, we urge you to vote your shares of Common Stock today.
Instructions regarding each method of voting are provided in the proxy materials and stockholders can access proxy materials and vote at www.proxyvote.com. If you desire to submit your vote via internet or telephone, or if you desire to submit questions while connected to the Annual Meeting on the Internet, follow the instructions at www.proxyvote.com and use the 16-digit control number included in the enclosed proxy card mailed to you.
If You Are a Registered Holder of Common Stock
If you are a registered holder of shares of Common Stock, you may vote such shares either by voting by proxy in advance of the Annual Meeting or by voting at the virtual Annual Meeting while connected to the virtual Annual Meeting on the internet. If you submit your executed proxy card or submit a proxy in the manner provided in the proxy materials, unless you direct otherwise, your shares will be voted in accordance with the Board’s recommendations set forth in this Proxy Statement, and if any other matters are brought before the Annual Meeting (other than the proposals contained in this Proxy Statement), then the individual(s) listed on the proxy will have the authority to vote your shares on those other matters in accordance with their discretion and judgment.
In case a quorum is not present at the Annual Meeting, the chairman of the Annual Meeting or the holders of a majority of the voting power of the shares of Common Stock present at the Annual Meeting or represented by proxy, and cast at the Annual Meeting, may adjourn the Annual Meeting (without notice other than announcement of adjournment at the Annual Meeting) to another time or to another time and place.
Whether or not you plan to attend the virtual Annual Meeting, we urge you to promptly vote over the internet, by mail or by telephone in the manner provided on the website listed in the Notice of Internet Availability or by completing and returning a proxy card. If you later decide to vote while connected to the Annual Meeting on the internet, the vote you cast at the virtual Annual Meeting will automatically revoke any previously submitted proxy.
Revocability of Proxies
Any stockholder may revoke a submitted proxy by (i) filing a later-dated proxy or a written notice of revocation via internet at any time before the original proxy is exercised or (ii) attending the Annual Meeting via internet and voting.
Please note, however, that only your last dated proxy will be counted, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting, as described in this Proxy Statement.
If your shares of Common Stock are held in the name of a brokerage firm, bank, nominee or other institution, and you have instructed your brokerage firm, bank, nominee or other institution to vote such shares, you must follow the instructions received from your brokerage firm, bank, nominee or other institution to change your voting instruction. Please contact your custodian for detailed instructions on how to revoke your voting instruction and the applicable deadlines.
Information Regarding the Company
Our principal executive offices are located at 4400 Route 9 South, Suite 1000, Freehold, NJ.
The Company’s website address, www.chromocell.com, is included in this Proxy Statement as a textual reference only, and the information in the Company’s website is not incorporated by reference into this Proxy Statement.
Notice Regarding the Availability of Proxy Materials
Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about September 26, 2024.

INCORPORATION OF DOCUMENTS BY REFERENCE
The SEC permits us to “incorporate by reference” into this Proxy Statement the information that we file with the SEC under the Exchange Act, which means that we can disclose important information to you by referring you to such information. Information that is incorporated by reference is considered to be part of this Proxy Statement. Information that we file later with the SEC will automatically update and supersede the information that is either contained, or incorporated by reference, in this Proxy Statement, and will be considered to be a part of this Proxy Statement from the date such information is filed. We have filed with the SEC and incorporate by reference in this Proxy Statement, except as superseded, supplemented or modified by this Proxy Statement, the documents listed below (excluding those portions of any Current Report on Form 8-K that are not deemed “filed” pursuant to the General Instructions of Form 8-K):
•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 16, 2024;
•	our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024, filed with the SEC on May 15, 2024;
•	our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024, filed with the SEC on August 13, 2024;
•	our Current Reports on Form 8-K filed with the SEC on February 22, 2024, March 18, 2024, March 21, 2024, April 9, 2024 and July 29, 2024; and
•
our registration statement on Form 8-A filed with the SEC on February 15, 2024, including any amendments or reports filed for the purpose of updating such description and (ii) Exhibit 4.2 - Description of the Registrant’s Securities Registered Pursuant to Section 12 of the Exchange Act, to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 16, 2024.

We also incorporate by reference into this Proxy Statement additional documents that we may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof but before the Annual Meeting (excluding any information not deemed “filed” with the SEC). Any statement contained in a previously filed document is deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement or in a subsequently filed document incorporated by reference herein modifies or supersedes the statement, and any statement contained in this Proxy Statement is deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in a subsequently filed document incorporated by reference herein modifies or supersedes the statement.
You may obtain a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including exhibits, and of other documents incorporated by reference herein, without charge, upon the written or oral request of such documents. Requests should be directed to:
Chromocell Therapeutics Corporation
4400 Route 9 South, Suite 1000
Freehold, NJ 07728
(877) 265-8266
info@chromocell.com
Copies of these filings are also available on our website at www.chromocell.com.
Proxies may be solicited by directors, executive officers, and other employees of the Company in person or by telephone or mail only for use at the Annual Meeting or any adjournment thereof. The Company has retained Broadridge Financial Solutions to assist with the solicitation of proxies. All solicitation costs will be borne by the Company.

September 26, 2024	By Order of the Board of Directors,
/s/ Francis Knuettel II
Francis Knuettel II
Chief Executive Officer and President, Chief Financial Officer, Treasurer and Secretary

Appendix A
Form of
Amendment to the 2023 Plan
SECOND AMENDMENT TO THE CHROMOCELL THERAPEUTICS CORPORATION
2023 EQUITY INCENTIVE PLAN
As adopted by resolution of the
Board of Directors effective as of June 12, 2024

1. Section 3 of the Chromocell Therapeutics Corporation 2023 Equity Incentive Plan (the “2023 Plan”) is amended by deleting the number “4,000,000” and inserting therefor “1,944,444”.
2. Except as hereinabove amended, the provisions of the 2023 Plan shall remain in full force and effect.
A-1

Appendix B
AGREEMENT AND PLAN OF MERGER
This Agreement and Plan of Merger (“Agreement”), is effective as of [•], 2024, by and between Chromocell Therapeutics Corporation, a Delaware corporation (“Merging Corporation”), and Channel Therapeutics Corporation, a Nevada corporation and wholly-owned subsidiary of Merging Corporation (the “Surviving Corporation”), pursuant to Section 253 of the General Corporation Law of the State of Delaware (the “DGCL”) and Chapter 92A.190 of the Nevada Revised Statutes (the “NRS”). Surviving Corporation and Merging Corporation are sometimes referred to herein collectively as the “Constituent Entities”.
RECITALS
WHEREAS, Merging Corporation, duly organized and existing under the laws of the State of Delaware, desires to reincorporate as a Nevada corporation and has formed Surviving Corporation in order to effectuate such reincorporation;
WHEREAS, the board of directors of each of Merging Corporation and Surviving Corporation deems it advisable, fair to and in the best interests of such corporations and their respective stockholders that Merging Corporation be merged with and into Surviving Corporation, upon the terms and subject to the conditions herein stated, and that Surviving Corporation be the surviving corporation after such merger (the “Merger”);
WHEREAS, the board of directors and stockholders of each of Merging Corporation and Surviving Corporation have approved this Agreement and the Merger pursuant to the DGCL and the NRS, as applicable, and all other applicable laws and regulations; and
WHEREAS, the Merger is intended to qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Internal Revenue Code of 1986, as amended (including the Treasury Regulations in effect thereunder, the “Code”).
NOW, THEREFORE, in consideration of the premises and the agreements of the parties hereto contained herein, intending to be legally bound, the parties hereto agree as follows:
ARTICLE I
MERGER AND RELATED MATTERS
1.1 Upon the terms and subject to the conditions of this Agreement, Merging Corporation and Surviving Corporation shall cause the Merger to be consummated by causing the articles of merger (or equivalent documents) (the “Nevada Articles of Merger”) to be duly prepared and executed in accordance with the NRS and filed with the Secretary of State of the State of Nevada and shall cause the certificate of merger (or equivalent documents) to be duly prepared and executed in accordance with the DGCL and filed with the Secretary of State of the State of Delaware (the “Delaware Certificate of Merger”, and together with the Nevada Articles of Merger, the “Merger Certificates”) as soon as practicable on or after the Closing Date (as defined in Section 2 hereof). The Merger shall become effective upon the date and time specified in the Merger Certificates (the “Effective Time”).
1.2 At the Effective Time, Merging Corporation shall merge with and into Surviving Corporation, whereupon the separate existence of Merging Corporation shall cease to exist. Surviving Corporation shall succeed to, and shall possess and be vested with, as applicable, without further act, deed or other transfer, all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities, authority and powers of Merging Corporation, and shall assume and be subject to all of the liabilities, obligations and restrictions of every kind and description of Merging Corporation, including, without limitation, all outstanding indebtedness of Merging Corporation. All property of every description and every interest therein of Merging Corporation on whatever account shall thereafter be deemed to be held by or transferred to, as the case may be, and vested in, Surviving Corporation. Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of Merging Corporation, including, but not limited to, all federal, state and local laws, rules and regulations that were applicable to Merging Corporation immediately prior to the Effective Time (only to the extent such laws, rules and regulations continue to be applicable to the business, operations and securities of Surviving Corporation); and any claim existing or action or proceeding pending by or against any of Merging Corporation may be prosecuted to judgment as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place. Neither the rights of creditors nor any liens upon the property of any of Merging Corporation shall be impaired by the Merger. From time to time prior to the Effective Time, as and when required by the Surviving Corporation or by its successors and assigns, Merging Corporation shall execute and deliver, or cause to be executed and delivered, all such deeds and other instruments and will take or cause to be taken such further or other action as the Surviving Corporation may deem necessary in order to carry out the intent and purposes of this Agreement.
1.3 Surviving Corporation shall maintain a copy of this Agreement at its principal executive office and shall provide a copy of this Agreement to the shareholders of any of the Constituent Entities upon written request by such shareholders and without charge.
ARTICLE II
CLOSING; REPRESENTATIONS AND WARRANTIES
2.1 The Closing. The closing of the Merger (the “Closing”) shall, unless otherwise agreed, take place at the offices of Sullivan & Worcester LLP, 1251 Avenue of the Americas, New York, New York 10020 at 10:00 A.M., local time, on the day which the last of the conditions set forth in Article 4 hereof is fulfilled or waived (subject to applicable law), or at such other time and place and on such other date as the parties hereto shall mutually agree (the “Closing Date”).
2.2 Representations and Warranties of Merging Corporation. Merging Corporation represents and warrants to Surviving Corporation as follows:
(a) Merging Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the state of its organization, has all requisite power and authority to own, lease, and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to conduct business in each jurisdiction in which the business it is conducting, or the operation, ownership, or leasing of its properties, makes such qualifications necessary, other than in such jurisdictions where the failure so to qualify could not reasonably be expected to have a material adverse effect with respect to Merging Corporation.
(b)(i) Merging Corporation has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Merging Corporation. This Agreement has been duly executed and delivered by Merging Corporation and assuming that this Agreement constitutes the valid and binding agreement of Surviving Corporation, constitutes a valid and binding obligation of Merging Corporation enforceable in accordance with its terms, except that the enforcement hereof may be limited to: (A) bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors’ rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).
(b)(ii) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Merging Corporation will not conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation (any such conflict, violation, default, right of termination, cancellation or acceleration, a “Violation”), pursuant to any provision of the certificate of incorporation or by-laws of Merging Corporation, each as amended to date, result in any Violation of any agreement to which Merging Corporation is a party, or any law applicable to Merging Corporation or its assets, in each case which could reasonably be expected to have a material adverse effect with respect to Merging Corporation.
(b)(iii) No consent, approval, or authorization from any governmental authority is required by or with respect to Merging Corporation in connection with the execution and delivery of this Agreement by Merging Corporation or the consummation by Merging Corporation of the transactions contemplated hereby, except for the filing of the Merger Certificates.
2.3 Representations and Warranties of Surviving Corporation. Surviving Corporation represents and warrants to Merging Corporation as follows:
(a) Surviving Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the state of its organization, has all requisite power and authority to own, lease, and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to conduct business in each jurisdiction in which the business it is conducting, or the operation, ownership, or leasing of its properties, makes such qualifications necessary, other than in such jurisdictions where the failure so to qualify could not reasonably be expected to have a material adverse effect with respect to Surviving Corporation.
(b)(i) Surviving Corporation has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Surviving Corporation. This Agreement has been duly executed and delivered by Surviving Corporation and assuming that this Agreement constitutes the valid and binding agreement of Merging Corporation, constitutes a valid and binding obligation of Surviving Corporation enforceable in accordance with its terms, except that the enforcement hereof may be limited to: (A) bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors’ rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).
(b)(ii) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Surviving Corporation will not conflict with, or result in any Violation pursuant to any provision of the articles of organization or bylaws of Surviving Corporation, each as amended to date, result in any Violation of any agreement to which Surviving Corporation is a party, or any law applicable to Surviving Corporation or its assets, which could reasonably be expected to have a material adverse effect with respect to Surviving Corporation.
(b)(iii) No consent, approval, or authorization from any governmental authority is required by or with respect to Surviving Corporation in connection with the execution and delivery of this Agreement by Surviving Corporation, or the consummation by Surviving Corporation of the transactions contemplated hereby, except for the filing of the Merger Certificates.
ARTICLE III
MANAGEMENT AND BUSINESS OF SURVIVING CORPORATION
3.1 Charter and Bylaws. The articles of incorporation (the “Nevada Articles of Incorporation”) and bylaws (“Nevada Bylaws”) of Surviving Corporation as in effect prior to the Effective Time shall be and remain the articles of incorporation and bylaws, respectively, of Surviving Corporation.
3.2 Officers and Directors. The officers and directors of Merging Corporation immediately prior to the Effective Time shall be the officers and directors of the Surviving Corporation immediately after the Effective Time, each to hold office in accordance with the provisions of the NRS, all other applicable laws and regulations, the Nevada Articles of Incorporation and the Nevada Bylaws.
3.3 Committees. Each committee of the board of directors of Merging Corporation existing immediately prior to the Effective Time shall, effective as of, and immediately following, the Effective Time, become a committee of the board of directors of Surviving Corporation, consisting of the members of such committee of Merging Corporation immediately prior to the Effective Time and governed by the charter of such committee of Merging Corporation in existence immediately prior to the Effective Time, which charter shall, at the Effective Time, become the charter of such committee of Surviving Corporation.
3.4 Other Operations. The corporate policies, employees, business, operations and material agreements and other relationships of Merging Corporation, effective immediately prior to the Effective Time shall continue in all material respects as those of the Surviving Corporation immediately following the Effective Time.
ARTICLE IV
CONDITIONS PRECEDENT TO MERGER
4.1 Conditions Precedent to Obligations of each of the Constituent Entities. The respective obligations of the Constituent Entities to effect the Merger are subject to the satisfaction or waiver at or prior to the Closing Date of each of the following conditions:
(a) This Agreement and the Merger shall have been approved and adopted by the affirmative vote of the stockholders of each of the Constituent Entities pursuant to the DGCL and the NRS, as applicable, the articles of incorporation, certificate of incorporation and bylaws, as applicable, of each of the Constituent Entities, and all other applicable laws and regulations.

(b) No claim, action, suit, proceeding, arbitration, or litigation has been threatened to be filed, has been filed or is proceeding which has arisen in whole or in part out of, or pertaining to the performance of obligations hereunder or the consummation of the transactions contemplated hereby.
(c) No statute, rule, regulation, or order of any kind shall have been enacted, issued, entered, promulgated or enforced by any governmental entity which prohibits the consummation of the Merger and which is in effect at the Effective Time.
(d) Receipt of approval by The NYSE American LLC of the provisions of this Agreement and the transactions contemplated hereby.
4.2 Conditions to obligations of Surviving Corporation. The obligations of Surviving Corporation to effect the Merger are subject to the satisfaction or waiver at or prior to the Closing Date of each of the following conditions:
(a)  The representations and warranties of Merging Corporation set forth in this Agreement shall be true and correct, in all material respects, as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement.
(b) Merging Corporation shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.
4.3 Conditions to Obligations of Merging Corporation. The obligations of Merging Corporation to effect the Merger are subject to the satisfaction or waiver at or prior to the Closing Date of each of the following conditions:
(a) The representations and warranties of Surviving Corporation set forth in this Agreement shall be true and correct, in all material respects, as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement.
(b) Surviving Corporation shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.
ARTICLE V
CONVERSION OF MERGING CORPORATION SECURITIES
5.1 Conversion of Securities. At the Effective Time, by virtue of the Merger and without any further action on the part of the Constituent Entities or the stockholders of the Constituent Entities:
(a) Each one (1) share of common stock, par value $0.0001 per share, of Merging Corporation outstanding immediately prior to the Effective Time (“Merging Corporation Common Stock”) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one (1) fully paid and non-assessable share of common stock, par value $0.0001 per share, of Surviving Corporation (“Surviving Corporation Common Stock”), and all outstanding shares of Merging Corporation Common Stock immediately prior to the Effective Time shall be cancelled and retired and the certificates therefor, if any, shall be surrendered to Merging Corporation and cancelled, without the issuance of any additional ownership interests thereof.
(b) Each one (1) share of preferred stock, par value $0.0001 per share, of Merging Corporation outstanding immediately prior to the Effective Time (“Merging Corporation Preferred Stock”) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one (1) fully paid and non-assessable share of preferred stock, par value $0.0001 per share, of Surviving Corporation (“Surviving Corporation Preferred Stock”), and all outstanding shares of Merging Corporation Preferred Stock immediately prior to the Effective Time shall be cancelled and retired and the certificates therefor, if any, shall be surrendered to Merging Corporation and cancelled, without the issuance of any additional ownership interests thereof.
(c) At the Effective Time, each option, warrant and other security or instrument of the Merging Corporation granting the holder thereof the right to acquire Merging Corporation Common Stock (or other Merging Corporation securities) outstanding immediately prior to the Effective Time (collectively, the “Merging Corporation Securities”) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into a corresponding option, warrant and other security or instrument of the Surviving Corporation granting the holder thereof the right to acquire an equivalent number of shares of Surviving Corporation Common Stock (or other Surviving Corporation securities) as the number of shares of

Merging Corporation Common Stock underlying such Merging Corporation Securities (collectively, the “Surviving Corporation Securities”). Notwithstanding any term of any agreement, instrument or other document to which such Merging Corporation Securities was subject immediately prior to the Effective Time that provides otherwise, immediately following the Effective Time, each of the Surviving Corporation Securities shall have the same terms and conditions as those of the applicable Merging Corporation Securities, including any vesting and forfeiture conditions. Neither the execution of this Agreement, the consummation of the Merger, nor any other transaction contemplated herein is intended, or shall be deemed, to constitute a “change in control” (or term of similar import) under any agreement to which any Merging Corporation Securities is subject.
5.2 Cancellation of Merging Corporation Securities. At the Effective Time, all rights with respect to the Merging Corporation Common Stock, the Merging Corporation Preferred Stock and the Merging Corporation Securities shall cease and terminate, and the Merging Corporation Common Stock, the Merging Corporation Preferred Stock and the Merging Corporation Securities shall no longer be deemed to be outstanding, whether or not the certificate(s), if any, representing such shares of capital stock have been surrendered to Merging Corporation.
ARTICLE VI
TAX MATTERS
6.1 Plan of Reorganization. This Agreement is intended to constitute a plan of reorganization for purposes of Treasury Regulations Section 1.368-2(g) and Sections 354, 361, and 368 of the Code, and the Merger is intended to constitute a reorganization under Section 368(a) of the Code. Each party hereto shall perform, and shall cause its affiliates to perform, its United States federal income tax reporting and conforming state tax reporting in accordance with such treatment unless otherwise required by a determination as defined in Section 1313(a) of the Code.
ARTICLE VII
MISCELLANEOUS
7.1 Governing Law. This Agreement shall be governed by, enforced under and construed in accordance with the laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule thereof, and interpreted consistent with the intent that the Merger qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Code.
7.2 Modification or Amendment. Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the adoption of this Agreement by the stockholders of Merging Corporation shall not (a) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares of capital stock or other securities of Merging Corporation, or (b) alter or change any provision of the Nevada Articles of Incorporation or Nevada Bylaws that will become effective immediately following the Merger other than as provided herein. No amendment or waiver to this Agreement shall be effective unless it is in writing, identified as an amendment or waiver to this Agreement and signed by an authorized representative of each party hereto.
7.3 No Third-Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights, benefits or remedies hereunder.
7.4 Expenses. If the Merger becomes effective, Surviving Corporation shall assume and pay all expenses in connection therewith not theretofore paid by the respective parties. If for any reason the Merger shall not become effective, Merging Corporation shall pay all expenses incurred in connection with all the proceedings taken in respect of this Agreement or relating thereto.
7.5 Headings. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.
7.6 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.
7.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of such parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.
7.8 Termination. This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time, whether before or after either party hereto obtains stockholder approval of this Agreement, upon the consent of the board of directors of Merging Corporation and Surviving Corporation.
7.9 Further Assurances. Each party hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
7.10 Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of and be enforceable by, each of the parties hereto and their respective successors and assigns. Each party hereto may assign any or all of its rights under this Agreement to any transferee, provided such transferee agrees in writing to be bound by the provisions hereof that apply to such transferee.
7.11 Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. Delivery of a signed counterpart of this Agreement by facsimile or email/pdf transmission shall constitute valid and sufficient delivery thereof.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first set forth above.

CHROMOCELL THERAPEUTICS CORPORATION,	CHANNEL THERAPEUTICS CORPORATION
a Delaware corporation	a Nevada corporation

By:	By:
Francis Knuettel II, President	Francis Knuettel II, President

Appendix C
ARTICLES OF INCORPORATION
OF
CHANNEL THERAPEUTICS CORPORATION
ARTICLE I
The name of the corporation is Channel Therapeutics Corporation (the “Company”).
ARTICLE II
The address of the Company’s registered office in the State of Nevada is Nevada Agency and Transfer Company, 50 W. Liberty Street, Suite 880, Reno, Nevada 89501.
ARTICLE III
The purpose of the Company is to engage in any lawful act or activity for which corporations may be organized under the Nevada Revised Statutes (“NRS”) Chapter 78 of the State of Nevada, as amended (the “Act”).
ARTICLE IV
Section 1. Authorized Capital Stock. The Company is authorized to issue two classes of capital stock, designated as Common Stock and Preferred Stock (each as defined below). The total number of shares of capital stock that the Company is authorized to issue is 220,000,000 shares, consisting of 200,000,000 shares of common stock, par value $0.0001 per share (“Common Stock”), and 20,000,000 shares of “blank check” preferred stock, par value $0.0001 per share (“Preferred Stock”). Subject to (i) any rights of the holders of any series of Preferred Stock pursuant to a certificate of designation currently in effect establishing such series of Preferred Stock in accordance with the Act (a “Certificate of Designation”) and (ii) any provision of the Act requiring otherwise, the number of authorized shares of any of the Common Stock or Preferred Stock (or series thereof) may be increased or decreased (but not below the applicable number of shares thereof then outstanding) by the vote required by the holders of such shares of such Common Stock or Preferred Stock pursuant to the Company’s bylaws (as may be further amended, restated, modified or supplemented from time to time, the “Bylaws”).
Section 2. Common Stock.
(a) Ranking. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of any series of the Preferred Stock as may be designated by the Board upon any issuance of the of any series of Preferred Stock.
(b) Voting. Subject to the rights of the holders of any series of Preferred Stock, the holders of Common Stock will be entitled to one vote on each matter submitted to a vote at a meeting of stockholders for each share of Common Stock held of record by such holder as of the record date for such meeting. Notwithstanding any other provision of these articles of incorporation (as may be further amended, restated, modified or supplemented from time to time, the “Articles of Incorporation”) to the contrary, the holders of Common Stock will not be entitled to vote on any amendment to these Articles of Incorporation (including any Certificate of Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to these Articles of Incorporation (including any Certificate of Designation) or the Act.
(c) Dividends. Subject to the rights of the holders of any series of Preferred Stock, holders of shares of Common Stock will be entitled to receive such dividends and distributions and other distributions in cash, stock or property of the Company when, as and if declared thereon by the Board from time to time out of assets or funds of the Company legally available therefor.
(d) Liquidation. Subject to the rights of the holders of Preferred Stock, shares of Common Stock will be entitled to receive the assets and funds of the Company available for distribution in the event of any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary. A liquidation, dissolution or winding up of the affairs of the Company, as such terms are used in this Article IV, Section 2(d), will not be deemed to be occasioned by or to include any consolidation or merger of the Company with or into any other person or a sale, lease, exchange or conveyance of all or a part of its assets.
Section 3. Preferred Stock. The Preferred Stock may be issued in one or more series. The Board is hereby authorized to issue the shares of Preferred Stock in such series and to fix from time to time before issuance the number of shares to be included in any such series and the designation, powers, preferences and relative participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof. The authority of the Board with respect to each such series will include, without limiting the generality of the foregoing, the determination of any or all of the following:
(a) the number of shares of any series of Preferred Stock and the designation to distinguish the shares of such series from the shares of all other series of Preferred Stock;
(b) the voting powers, if any, of holders of such series of Preferred Stock and whether such voting powers are full or limited in such series;
(c) the redemption provisions, if any, applicable to such series of Preferred Stock, including the redemption price or prices to be paid;
(d) whether dividends, if any, will be cumulative or noncumulative, the dividend rate of such series of Preferred Stock, and the dates and preferences of dividends on such series;
(e) the rights of such series of Preferred Stock upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Company;
(f) the provisions, if any, pursuant to which the shares of such series of Preferred Stock are convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock, or any other security, of the Company or any other corporation or other entity, and the rates or other determinants of conversion or exchange applicable thereto;
(g) the right, if any, to subscribe for or to purchase any securities of the Company or any other corporation or other entity;
(h) the provisions, if any, of a sinking fund applicable to such series of Preferred Stock; and
(i) any other relative, participating, optional, or other special powers, preferences or rights and qualifications, limitations, or restrictions thereof;
all as may be determined from time to time by the Board and stated or expressed in the Certificate of Designation governing such series of Preferred Stock.
ARTICLE V
The Board may make, amend and repeal the Bylaws. Any Bylaw made by the Board under the powers conferred hereby may be amended or repealed by the Board (except as specified in any such Bylaw so made or amended) or by the stockholders in the manner provided in the Bylaws.
ARTICLE VI
Section 1. General. The business and affairs of the Company will be managed by or under the direction of the Board.
Section 2. Number. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect additional directors under circumstances specified in a Certificate of Designation, the Board shall consist of one or more members, the exact the number of the directors which shall be fixed from time to time in the manner provided in the Bylaws of the Company.
ARTICLE VII
To the full extent permitted by the Act and any other applicable law currently or hereafter in effect, no director or officer of the Company will be personally liable to the Company or its stockholders for or with respect to any breach of fiduciary duty or other act or omission as a director. No repeal or modification of this Article VII will adversely affect the protection of any director provided hereby in relation to any breach of fiduciary duty or other act or omission as a director occurring prior to the effectiveness of such repeal or modification. If any provision of the Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of directors will be eliminated or limited to the fullest extent permitted by the Act, as so amended.
ARTICLE VIII
Section 1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise subject to or involved in any claim, demand, action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that such person is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, or as a manager of a limited liability company (each, an “Indemnitee”), whether the basis of such Proceeding is alleged action in an official capacity or any other capacity while serving as such a director, officer, employee, manager or agent, shall be indemnified by the Company and to the fullest extent permitted or required by the Act and any other applicable law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such law permitted the Company to provide prior to such amendment), against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) actually and reasonably incurred or suffered by such Indemnitee in connection therewith (“Indemnifiable Losses”); provided, however, that, except as provided in Section 4 of this Article VIII with respect to Proceedings to enforce rights to indemnification, the Company will indemnify any such Indemnitee pursuant to this Section 1 in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board.
Section 2. Right to Advancement of Expenses. The right to indemnification conferred in Section 1 of this Article VIII will include the right to advancement by the Company of any and all expenses (including, without limitation, attorneys’ fees and expenses) incurred in defending any such Proceeding in advance of its final disposition (an “Advancement of Expenses”), provided, however, that, if the Act so requires, an Advancement of Expenses incurred by an Indemnitee in such person’s capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including without limitation, service to an employee benefit plan) will be made pursuant to this Section 2 only upon delivery to the Company of an undertaking (an “Undertaking”), by or on behalf of such Indemnitee, to repay, without interest, all amounts so advanced if it is ultimately be determined by final judicial decision from which there is no further right to appeal (a “Final Adjudication”) that such Indemnitee is not entitled to be indemnified for such expenses under this Section 2. An Indemnitee’s right to an Advancement of Expenses pursuant to this Section 2 is not subject to the satisfaction of any standard of conduct and is not conditioned upon any prior determination that Indemnitee is entitled to indemnification under Section 1 of this Article VIII with respect to the related Proceeding or the absence of any prior determination to the contrary.
Section 3. Contract Rights. The rights to indemnification and to the Advancement of Expenses conferred in Sections 1 and 2 of this Article VIII are contract rights and such rights will continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and will inure to the benefit of the Indemnitee’s heirs, executors and administrators.
Section 4. Right of Indemnitee to Bring Suit. If a claim under Section 1 or 2 of this Article VIII is not paid in full by the Company within 60 calendar days after a written claim has been received by the Company, except in the case of a claim for an Advancement of Expenses, in which case the applicable period will be 20 calendar days, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee will be entitled to the fullest extent permitted or required by the Act, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader reimbursements of prosecution or defense expenses than such law permitted the Company to provide prior to such amendment), to be paid also the expense of prosecuting or defending such suit. In (a) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses) it will be a defense that, and (b) any suit brought by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Company will be entitled to recover such expenses, without interest, upon a Final Adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in the Act. Neither the failure of the Company (including its Board or a committee thereof, its stockholders or independent legal counsel) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Act, nor an actual determination by the Company (including its Board or a committee thereof, its stockholders or independent legal counsel) that the Indemnitee has not met such applicable standard of conduct, will create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by an Indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or brought by the Company to recover an Advancement of Expenses hereunder pursuant to the terms of an Undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such Advancement of Expenses, will be on the Company.
Section 5. Non-Exclusivity of Rights. The rights to indemnification and to the Advancement of Expenses conferred in this Article VIII will not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Articles of Incorporation, the Bylaws, or any agreement, vote of stockholders or disinterested directors or otherwise. Nothing contained in this Article VIII will limit or otherwise affect any such other right or the Company’s power to confer any such other right.
Section 6. Insurance. The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the Act.
Section 7. No Duplication of Payments. The Company will not be liable under this Article VIII to make any payment to an Indemnitee in respect of any Indemnifiable Losses to the extent that the Indemnitee has otherwise actually received payment (net of any expenses incurred in connection therewith and any repayment by the Indemnitee made with respect thereto) under any insurance policy or from any other source in respect of such Indemnifiable Losses.
ARTICLE IX
Unless the Company consents in writing to the selection of an alternative forum, (a) the Second Judicial District Court, in and for the State of Nevada, located in Washoe County, Nevada, will, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action, suit or proceeding brought on behalf of the Company, (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or stockholder of the Company to the Company or to the Company’s stockholders, or (iii) any action, suit or proceeding arising pursuant to any provision of the Act or the Bylaws or these Articles of Incorporation (as either may be amended and/or restated from time to time); and (b) subject to the preceding provisions of this Article IX, the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. If any action the subject matter of which is within the scope of clause (a) of the immediately preceding sentence is filed in a court other than the courts in the State of Nevada (a “Foreign Action”) in the name of any stockholder, such stockholder will be deemed to have consented to (1) the personal jurisdiction of the state and federal courts in the State of Nevada in connection with any action brought in any such court to enforce the provisions of clause (a) of the immediately preceding sentence and (2) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. Any person or entity purchasing or otherwise acquiring or holding any interest in any security of the Company will be deemed to have notice of and consented to this Article IX. Notwithstanding the foregoing, the provisions of this Article IX will not apply to suits brought to enforce any liability or duty created by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts of the United States have exclusive jurisdiction. Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States will, to the fullest extent permitted by applicable law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
ARTICLE X
Inapplicability Of Combinations with Interested Stockholders and Acquisition of Controlling Interest Statutes. At such time, if ever, as the Company becomes a “resident domestic corporation” (as defined in NRS Section 78.427), the Company expressly elects that it shall not be subject to, or governed by, any of the provisions in NRS Sections 78.411 through 78.444 (Combinations with Interested Stockholders), inclusive, as amended from time to time, or any successor statutes. The Company expressly elects that it shall not be subject to, or governed by, any of the provisions in NRS Sections 78.378 through 78.3793 (Acquisition of Controlling Interest), inclusive, as amended from time to time, or any successor statutes.

Appendix D
CERTIFICATE OF DESIGNATION OF
SERIES C CONVERTIBLE REDEEMABLE PREFERRED STOCK OF
CHANNEL THERAPEUTICS CORPORATION

PURSUANT TO SECTION 78.1955 OF THE NEVADA REVISED STATUTES
Pursuant to Section 78.1955 of the Nevada Revised Statues (the “NRS”), Channel Therapeutics Corporation, a corporation organized and existing under the NRS (the “Corporation”), does hereby submit the following:
WHEREAS, the Articles of Incorporation of the Corporation (the “Articles of Incorporation”) authorizes the issuance of up to 20,000,000 shares of preferred stock, par value $0.0001 per share, of the Corporation (“Preferred Stock”), issuable from time to time in one or more series, and expressly authorizes the Board of Directors of the Corporation (the “Board”), to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and
WHEREAS, it is the desire of the Board, pursuant to its authority as aforesaid, to establish and fix the number of shares to be included in a new series of Preferred Stock and the designation, rights, preferences and limitations of the shares of such new series.
NOW, THEREFORE, BE IT RESOLVED, that the Board does hereby provide for a new series of Preferred Stock and does hereby in this Certificate of Designation (this “Certificate of Designation”) establish and fix and herein state and express the designation, rights, preferences, powers, restrictions and limitations of such new series of Preferred Stock as follows:
1. Number and Designation. There shall be a series of Preferred Stock that shall be designated as the “Series C Convertible Redeemable Preferred Stock” of the Corporation (the “Series C Preferred Stock”) and the number of authorized Shares constituting such series shall be 5,000 Shares. The number of authorized shares of Series C Preferred Stock may from time to time be increased (but not in excess of the total number of authorized shares of Preferred Stock, less all shares of any other series of Preferred Stock authorized at the time of such increase) or decreased (but not below the number of shares of Series C Preferred Stock then outstanding). Shares of Series C Preferred Stock that are redeemed, repurchased or otherwise acquired by the Corporation will be cancelled and shall revert to authorized but unissued shares of Preferred Stock undesignated as to series. The Corporation shall have the right to re-open this series and issue additional share of the Series C Preferred Stock either through public or private sales at any time and from time to time without notice to or the consent of holders of the Series C Preferred Stock. The additional shares of the Series C Preferred Stock will be deemed to form a single series with the Series C Preferred Stock issued under this Certificate of Designation. Each Share shall have a par value of $0.0001 per share. The powers, preferences, rights, qualifications, limitations and restrictions of the Series C Preferred Stock shall be as set forth herein.
2. Defined Terms. For purposes hereof, the following terms shall have the following meanings:
“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.
“Attribution Parties” has the meaning set forth in Section 6.6.
“Board” has the meaning set forth in the Recitals hereof.
“Beneficial Ownership Limitation” has the meaning set forth in Section 6.6.
“Certificate of Designation” has the meaning set forth in the Recitals hereof.
“Articles of Incorporation” has the meaning set forth in the Recitals hereof.
“Common Stock” means the common stock, par value $0.0001 per share, of the Corporation.
“Company Notice of Redemption” has the meaning set forth in Section 9.2.
“Company Redemption” has the meaning set forth in Section 9.1.

“Company Redemption Date” has the meaning set forth in Section 9.1.
“Company Redemption Notice Period” has the meaning set forth in Section 9.2.
“Conversion Notice” has the meaning set forth in Section 6.4.
“Corporation” has the meaning set forth in the Preamble hereof.
“Dividends” has the meaning set forth in Section 3.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.
“Holder” means a holder of Series C Preferred Stock.
“Initial Issuance Date” has the meaning set forth in Section 3.
“Junior Securities” has the meaning set forth in Section 5.1
“Liquidation” has the meaning set forth in Section 5.
“New York Courts” has the meaning set forth in Section 11.1.
“Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.
“Preferred Stock” has the meaning set forth in the Recitals.
“Preferred Stock Certificates” has the meaning set forth in Section 6.4.
“IPO” means the sale, in a firm commitment public underwritten offering pursuant to an effective registration statement under the Securities Act, of securities of the Corporation, following which such securities (or any component part thereof) are listed on a national securities exchange registered with the SEC under Section 6(a) of the Exchange Act (or, alternatively, quoted on the OTC Bulletin Board or similar quotation system).
“IPO Price” means the price at which the Common Stock is sold to the public in the IPO.
“NRS” has the meaning set forth in the Preamble hereof.
“Required Holders” has the meaning set forth in Section 8.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.
“Series C Preferred Stock” has the meaning set forth in Section 1.
“Share” means a share of Series C Preferred Stock.
“Stated Value” shall mean $1,000.00 per Share, subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, subdivisions or other similar events occurring after the Initial Issuance Date with respect to the Shares.
“Trading Day” means a day on which the Trading Market for the Common Stock is open for trading.
“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange (or any successors to any of the foregoing).
“Transfer Agent” has the meaning set forth in Section 6.4.
3. Dividends. Holders shall not be entitled to receive any dividends in respect of the Series C Preferred Stock.
4. Voting Rights. Except as otherwise provided herein or as otherwise provided by the NRS, the Series C Preferred Stock shall have no voting rights.

5. Rank; Liquidation.
5.1.  Rank. The Series C Preferred Stock shall rank (i) senior to the Common Stock and any class or series of capital stock of the Corporation created specifically ranking by its terms junior to the Series C Preferred Stock (collectively, the “Junior Securities”); and (ii) junior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms senior to any Series C Preferred Stock, in each case, with respect to payment of dividends and distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily (a “Liquidation”).
5.2.  Liquidation. In the event of a Liquidation, the Holders of Shares then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of Junior Securities by reason of their ownership thereof, an amount in cash equal to the aggregate Stated Value of all Shares held by such Holder.
5.3.  Notice. In the event of any Liquidation, the Corporation shall, within five (5) days of the date the Board approves such action, or no later than five (5) days of any stockholders’ meeting called to approve such action, or within five (5) days of the commencement of any involuntary proceeding, whichever is earlier, give each Holder written notice of the proposed action. Such written notice shall describe the material terms and conditions of such proposed action, including a description of the stock, cash and property to be received by the Holder upon consummation of the proposed action and the date of delivery thereof. If any material change in the facts set forth in the initial notice shall occur, the Corporation shall promptly give written notice to each Holder of such material change.
6.  Conversion. Subject to the provisions of Section 6.6, at any time after the Initial Issuance Date, each share shall be convertible into validly issued, fully paid and non-assessable shares of Common Stock, on the terms and conditions set forth in this Section 6.
6.1. Holder’s Conversion Right. Subject to the provisions of Sections 6.3 and 6.6, at any time or times on or after the closing of the IPO, each Holder shall be entitled to convert any portion of the outstanding Shares held by such Holder into an aggregate number of shares of Common Stock determined by (i) multiplying the number of Shares to be converted by the Stated Value of the Series C Preferred Stock, and then (ii) dividing the value obtained from the preceding clause (i) by 125% of the IPO Price. The Corporation shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Corporation shall round such fraction of a share of Common Stock up to the nearest whole share. The Corporation shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Transfer Agent (as defined below)) that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.
6.2. Mandatory Conversion. If the Common Stock trades on a Trading Market for twenty (20) consecutive Trading Days above 175% of the IPO Price, the Series C Preferred Stock shall mandatorily convert into an aggregate number of shares of Common Stock determined by (i) multiplying the number of Shares issued and outstanding by the Stated Value of the Series C Preferred Stock, and then (ii) dividing the value obtained from the preceding clause (i) by 120% of the IPO Price. The Corporation shall provide written notice to the Holder of the mandatory conversion at least one (1) day prior to the date of mandatory conversion. All shares of capital stock issued hereunder by the Corporation shall be duly and validly issued, fully paid and nonassessable, and free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof. Any fractional shares of Common Stock resulting from such determination shall be rounded up to the next whole number.
6.3. Lock-Up. The Shares and the shares of Common Stock received pursuant to Sections 6.1 and 6.2 shall be subject to customary lock-up provisions as requested by the underwriters of the IPO.
6.4. Mechanics of Holder’s Conversion. Subject to Section 6.6, the conversion of any Share by the Holder pursuant to Section 6.1 shall be conducted in the following manner:
(a) Holder’s Conversion Right. To convert Shares into shares of Common Stock on any date (a “Conversion Date”) pursuant to Section 6.1, a Holder shall deliver (whether via facsimile or electronic mail), for receipt on or prior to 11:59 p.m., New York time, on such date, an electronic copy of an executed notice of conversion of the Share(s) subject to such conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Corporation. Within (3) Trading Days following a conversion of any such Shares as aforesaid, such Holder, if Holder is holding a physical certificate, shall surrender to a nationally recognized overnight delivery service for delivery to the Corporation the original certificates representing the Shares (the “Preferred Stock Certificates”) so converted as aforesaid (or an indemnification undertaking with respect to the Shares in the case of its loss, theft or destruction). On or before the first (1st) Trading Day following the date of receipt of a Conversion Notice, the Corporation shall transmit by facsimile or electronic mail an acknowledgment of confirmation, in the form attached hereto as Exhibit II, of receipt of such Conversion Notice to such Holder and the Corporation’s transfer agent (the “Transfer Agent”), which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein. On or before the first (1st) Trading Day following the date of receipt of a Conversion Notice (or such earlier date as required pursuant to the Exchange Act or other applicable law, rule or regulation for the settlement of a trade initiated on the applicable Conversion Date of such shares of Common Stock issuable pursuant to such Conversion Notice), the Corporation shall (1) provided, that the Transfer Agent is participating in the Depository Trust Corporation (“DTC”) Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which such Holder shall be entitled to such Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (2) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to the address as specified in such Conversion Notice, a certificate, registered in the name of such Holder or its designee, for the number of shares of Common Stock to which such Holder shall be entitled. If the number of Shares represented by the Preferred Stock Certificate(s) submitted for conversion is greater than the number of Shares being converted, then the Corporation shall, as soon as practicable and in no event later than three (3) Trading Days after receipt of the Preferred Stock Certificate(s) and at its own expense, issue and deliver to such Holder (or its designee) a new Preferred Stock Certificate representing the number of Shares not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.
(b) Legend. Each Preferred Stock Certificate shall bear the following legend:
THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.
6.5. Effect of Conversion. All Shares converted as provided in this Section 6 shall no longer be deemed outstanding as of the effective time of the applicable conversion and all rights with respect to such Shares shall immediately cease and terminate as of such time.
6.6. Beneficial Ownership Limitation. Notwithstanding anything to the contrary set forth herein, the Corporation shall not effect any conversion of the Series C Preferred Stock, and a Holder shall not have the right to convert any portion of the Series C Preferred Stock, to the extent that, after giving effect to the conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Series C Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Series C Preferred Stock) beneficially owned by such

Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 6.6, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6.6 applies to any conversion pursuant to Section 6.1, the determination of whether the Series C Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many shares of Series C Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Series C Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many shares of the Series C Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this Section 6.6 and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6.6, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request (which may be via email) of a Holder, the Corporation shall within one (1) Trading Day confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series C Preferred Stock, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% (or, upon election by a Holder prior to the issuance of any shares of Series C Preferred Stock, 9.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Series C Preferred Stock held by the applicable Holder. A Holder, upon notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6.6 applicable to its Series C Preferred Stock; provided, that the Beneficial Ownership Limitation shall not in any event exceed 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Series C Preferred Stock held by the Holder and the provisions of this Section 6.6 shall continue to apply. Any such increase will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The Beneficial Ownership Limitation shall not be waived by the Corporation or the Holder and upon issuance of the Series C Preferred Stock by the Corporation, and the purchase thereof by the Holder, each of the Corporation and the Holder shall be deemed to acknowledge such limitation and to agree not to waive it. The provisions of this Section 6.6 shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6.6 to correct this Section 6.6 (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this Section 6.6 shall apply to any successor or assign of a Holder. Notwithstanding the foregoing, upon mandatory conversion pursuant to Section 6.2, the shares of Common Stock issuable upon conversion of the Series C Preferred Stock subject to the mandatory conversion that would exceed the Beneficial Ownership Limitation shall be held in abeyance until issuable in accordance with the Beneficial Ownership Limitation.
7. Notices. Except as otherwise provided herein, all notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent (a) to the Corporation, at its principal executive offices and (b) to any stockholder, at such holder’s address at it appears in the stock records of the Corporation (or at such other address for a stockholder as shall be specified in a notice given in accordance with this Section 7).
8. Amendment and Waiver. No provision of this Certificate of Designation may be amended, modified or waived except by an instrument in writing executed by the Corporation and the holders of at least a majority of the then outstanding Shares (the “Required Holders”), and any such written amendment, modification or waiver will be binding upon the Corporation and each holder of Series C Preferred Stock; provided, further, that no amendment, modification or waiver of the terms or relative priorities of the Series C Preferred Stock may be accomplished by the merger, consolidation or other similar transaction of the Corporation with another corporation or entity unless the Corporation has obtained the prior written consent of the Required Holders in accordance with this Section 8.
9. Company Redemption.
9.1. On any date after the Initial Issuance Date (each, a “Company Redemption Date”), the Corporation, at its sole discretion, may redeem all or any portion of the then-outstanding Shares for cash (each, a “Company Redemption”); provided, however, that the Corporation may not affect any Company Redemption with respect to any Share on a Company Redemption Date that precedes the expiration of the lock-up period requested by the underwriters of the IPO without first obtaining the consent of the Holder of the Share subject to redemption). The redemption price per Share to be paid by the Corporation in connection with a Company Redemption shall be equal to the Stated Value of such Share.
9.2. To effect a Company Redemption, the Corporation shall send to the Holders a written notice (i) notifying the Holders of the election of the Corporation to redeem all or any portion of the Shares and the applicable Company Redemption Date, (ii) stating the place or places at which the Shares shall, upon presentation and surrender of the Preferred Stock Certificate(s) evidencing such Shares, be redeemed (and other instructions a Holder must follow to receive payment), and (iii) stating the redemption price therefor, as provided in Section 9.1 hereof (such notice, a “Company Notice of Redemption”). The Company Redemption Date selected by the Corporation shall be no less than three (3) Trading Days and no more than twenty (20) Trading Days after the date on which the Corporation provides the Company Notice of Redemption to the Holders (such period, a “Company Redemption Notice Period”). Each Holder shall be entitled to convert all or any portion of the Shares subject to the Company Notice of Redemption held by such Holder, after receiving the Company Notice of Redemption but prior to the end of the Company Redemption Notice Period, in accordance with Section 6.4 hereof.
9.3. From and after the time at which any Shares are called for redemption in accordance with Sections 9.1 and 9.2 above, such Shares shall cease to be outstanding, and the only right of the former Holders of such Shares, as such, will be to receive the applicable redemption price. The Shares redeemed by the Corporation pursuant to this Certificate of Designation shall, upon such redemption, be automatically retired and restored to the status of authorized but unissued shares of Preferred Stock.
10. [Reserved].
11. Miscellaneous.
11.1. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflict of laws thereof. All legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Certificate of Designation (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). The Corporation and each holder hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. The Corporation and each holder hereby irrevocably waive personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. The Corporation and each holder hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.
11.2.  Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.
11.3.  Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.
11.4.  Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a business Day, such payment shall be made on the next succeeding business day.
11.5.  Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.
*********************
RESOLVED FURTHER, that the Chief Executive Officer and Chief Financial Officer of the Corporation be and he hereby is authorized and directed to prepare and file this Certificate of Designation in accordance with the foregoing resolution and the provisions of Nevada law.
IN WITNESS WHEREOF, the undersigned have executed this Certificate of Designation this [•] of [•], 2024.

CHANNEL THERAPEUTICS CORPORATION

By:
Name: Francis Knuettel II
Title: Chief Executive Officer and Chief Financial Officer

EXHIBIT I
CHANNEL THERAPEUTICS CORPORATION

CONVERSION NOTICE
Reference is made to the Certificate of Designation of the Series C Convertible Redeemable Preferred Stock of Channel Therapeutics Corporation (the “Certificate of Designation”). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series C Preferred Stock, $0.0001 par value per share (the “Preferred Shares”), of Channel Therapeutics Corporation, a Nevada corporation (the “Corporation”), indicated below into shares of common stock, $0.0001 par value per share (the “Common Stock”), of the Corporation, as of the date specified below.

Date of Conversion:

Aggregate number of Preferred Shares to be converted:

Aggregate Stated Value of such Preferred Shares to be converted:

Aggregate accrued and unpaid Dividends and accrued and unpaid Late Charges with respect to such Preferred Shares and such Aggregate Dividends to be converted:

AGGREGATE CONVERSION AMOUNT TO BE CONVERTED:

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the applicable Preferred Shares are being converted to Holder, or for its benefit, as follows:

☐ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

☐ Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:

DTC Number:

Account Number:

Date: ,

Name of Registered Holder

By:
Name:
Title:

Tax ID:
Facsimile:
E-mail Address:

EXHIBIT II
ACKNOWLEDGMENT
The Corporation hereby acknowledges this Conversion Notice and hereby directs     to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated    , 202   from the Corporation and acknowledged and agreed to by    .

[ ]
By:
Name:
Title:

Appendix E
BYLAWS

OF

CHANNEL THERAPEUTICS CORPORATION,
a Nevada Corporation
ARTICLE I
CORPORATE OFFICES
Section 1.1 Principal Office. The principal office of Channel Therapeutics Corporation, a Nevada corporation (the “Corporation”), shall be at such location within or without the State of Nevada as may be determined from time to time by resolution of the board of directors of the Corporation (the “Board of Directors”).
Section 1.2 Other Offices. Other offices and places of business either within or without the State of Nevada may be established from time to time by resolution of the Board of Directors or as the business of the Corporation may require. The Corporation’s resident agent and such agent’s address in the State of Nevada shall be as determined by the Board of Directors from time to time.
ARTICLE II
STOCKHOLDERS
Section 2.1 Annual Meetings. The annual meeting of the stockholders of the Corporation will be held wholly or partially by means of remote communication or at such place, within or without the State of Nevada, on such date and at such time as may be determined by the Board of Directors, the Corporation’s President, Chief Executive Officer or Chief Financial Officer, or the chairman of the Board of Directors (the “Chairman”) and as will be designated in the notice of said meeting. The Board of Directors may, in its sole discretion, determine that a meeting will not be held at any place, but may instead be held solely by means of remote communication in accordance with Nevada Revised Statutes of the State of Nevada (“NRS”) 78.320(4) and any applicable part of NRS Chapter 78 (the “Act”). The Board of Directors, the Corporation’s President, Chief Executive Officer or Chief Financial Officer, or the Chairman may postpone, reschedule or cancel any previously scheduled annual meeting of stockholders of the Corporation (“stockholders”). At each annual meeting of the stockholders, the stockholders will elect the directors from the nominees for director, to succeed those directors whose terms expire at such meeting and will transact such other business, in each case as may be properly brought before the meeting in accordance with these Bylaws, the NRS and applicable rules and regulations.
Section 2.2  Special Meetings. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by applicable law or by the articles of incorporation of the Corporation, as may be amended, restated, modified or supplemented in the future from time to time (the “Articles of Incorporation”), may only be held wholly or partially by means of remote communication or at any place, within or without the State of Nevada, and may only be called by the Board of Directors, the Corporation’s President, Chief Executive Officer or Chief Financial Officer, or the Chairman. Business transacted at any special meeting of stockholders will be limited to matters relating to the purpose or purposes stated in the notice of meeting. Those persons with the power to call a special meeting in accordance with this Section 2.2 of this Article II also have the power and authority to postpone, reschedule or cancel any previously scheduled special meeting of stockholders.
Section 2.3 Notice and Purpose of Meetings. Except as otherwise provided by applicable law, the Articles of Incorporation or these bylaws of the Corporation, as may be amended, restated, modified or supplemented in the future from time to time (“Bylaws”), written or printed notice of the meeting of the stockholders stating the place, day and hour of the meeting and, in case of a special meeting, stating the purpose or purposes for which the meeting is called, and in case of a meeting held by remote communication stating such means, will be delivered not less than ten nor more than 60 calendar days before the date of the meeting, either personally or by mail, to each stockholder of record entitled to vote at such meeting. Without limiting the manner by which notice otherwise may be given to stockholders, any notice will be effective if given by a form of electronic transmission consented to (in a manner consistent with the Act) by the stockholder to whom the notice is given. If notice is given by mail, such notice will be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. If notice is given by electronic transmission, such notice will be deemed given at the time specified in NRS 78.370.

Section 2.4 Adjournments. Any meeting of stockholders, whether an annual or special meeting, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.
Section 2.5 Quorum. Except as otherwise provided by applicable law, the Articles of Incorporation or these Bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of shares of stock having one-third of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 2.4 of these Bylaws until a quorum shall attend. Shares of the Corporation’s own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.
Section 2.6 Organization. Meetings of stockholders shall be presided over by the Chairman, if any, or in such person’s absence by the Vice Chairman of the Board of Directors, if any, or in such person’s absence by the Corporation’s President or Chief Executive Officer, or in such person’s absence by the Corporation’s Chief Financial Officer or a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at such a meeting, the Secretary of the Corporation (the “Secretary”) shall act as secretary of such meeting, but in such person’s absence the chairman of such meeting may appoint any person to act as secretary of such meeting. The chairman of a meeting of stockholders shall announce at such meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote.
Section 2.7 Voting; Proxies. Except as otherwise provided by the Articles of Incorporation, or in any effective certificate of designation of preferred stock of the Corporation filed by the Corporation with the Secretary of State of the State of Nevada, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such holder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such holder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary. Voting at meetings of stockholders need not be by written ballot and, unless otherwise required by applicable law, need not be conducted by inspectors of election unless so determined by the holders of shares of stock having a majority of the votes cast by the holders of all outstanding shares of stock entitled to vote thereon which are present in person or by proxy at such meeting. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect such directors. All other matters or questions shall, unless otherwise provided by applicable law, the Articles of Incorporation or these Bylaws, be decided by the majority of all of the votes cast by the holders of shares of stock entitled to vote thereon.
Section 2.8 Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by applicable law not be more than sixty nor less than ten days before the date of such meeting; (2) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (3) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day an which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by applicable law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (3) the record date for determining stockholder for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.
Section 2.9 List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.
Section 2.10 Action By Written Consent of Stockholders. Unless otherwise restricted by the Articles of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding stock of the Corporation entitled to vote thereon and shall be delivered (by hand or by certified or registered mail, return receipt requested) to the Corporation by delivery to its registered office in the State of Nevada, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of minutes of stockholders are recorded.
Section 2.11 Conduct of Meetings. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations, and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof, and (v) limitations on the time allowed to questions or comments by participants.
Section 2.12 Meetings Through Electronic Communications. Unless otherwise required by applicable law or the Articles of Incorporation, stockholders may participate in a meeting of the stockholders by any means of electronic communications, videoconferencing, teleconferencing or other available technology permitted under the NRS (including, without limitation, a telephone conference or similar method of communication by which all individuals participating in the meeting can hear each other) and utilized by the Corporation. If any such means are utilized, the Corporation shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a stockholder and (b) provide the stockholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings. Participation in a meeting pursuant to this Section 2.12 constitutes presence in person at the meeting.
ARTICLE III
BOARD OF DIRECTORS
Section 3.1 Number; Qualifications. The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors of the Corporation need not be stockholders.
Section 3.2 Election; Resignation; Removal; Vacancies. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect directors, each of whom shall hold office for a term ending on the date of the next annual meeting of the stockholders (or special meeting of stockholders called and held for such a purpose) following such director’s appointment or election to the Board of Directors, or until such director’s successor is duly elected and qualified. Any director may resign at any time upon written notice to the Corporation. Any newly created directorship or any vacancy occurring in the Board of Directors may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each director so elected shall hold office until the expiration of the term of office (as set forth in this Section 3.2) of the director whom such director has replaced or until such director’s successor is duly elected and qualified.
Section 3.3 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Nevada and at such times as the Board of Directors may from time to time determine, and if so determined, notices thereof need not be given.
Section 3.4 Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Nevada whenever called by the President, Chief Executive Officer, Chief Financial Officer, any Vice President, the Secretary, or by any member of the Board of Directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four hours before the special meeting.
Section 3.5 Telephonic Meetings Permitted. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.5 shall constitute presence in person at such meeting. If any such means are utilized, the Corporation shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a member of the Board of Directors and (b) provide each such member a reasonable opportunity to participate in the meeting and to vote on matters at a meeting of the Board of Directors, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings.
Section 3.6 Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Except in cases in which the Articles of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.
Section 3.7 Organization. Meetings of the Board of Directors shall be presided over by the Chairman, if any, or in such person’s absence by the Vice Chairman of the Board of Directors, if any, or in such person’s absence by the President or Chief Executive Officer, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of such a meeting, but in such person’s absence the chairman of such meeting may appoint any person to act as secretary of such meeting.
Section 3.8 Informal Action by Directors. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

ARTICLE IV
COMMITTEES
Section 4.1 Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal, if any, of the Corporation to be affixed to all papers which may require it.
Section 4.2 Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article III of these Bylaws.
ARTICLE V
OFFICERS
Section 5.1 Executive Officers; Election; Qualifications; Term of Office: Resignation; Removal; Vacancies. The Board of Directors shall elect a President, Treasurer and Secretary, and it may, if it so determines, choose a Chairman and a Vice Chairman of the Board of Directors from among its members. The Board of Directors may also choose a Chief Executive Officer, Chief Financial Officer, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, or such other officers as the Board of Directors shall determine. Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding such person’s election, and until such person’s successor is elected and qualified or until such person’s earlier resignation or removal. Any such officer may resign at any time upon written notice to the Corporation. The Board of Directors may remove any such officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. Any number of offices of the Corporation may be held by the same person. Any vacancy occurring in any office of the Corporation by death, resignation, removal, or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting of the Board of Directors.
Section 5.2 Powers and Duties of Executive Officers. The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed in a resolution by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent, or employee of the Corporation to give security for the faithful performance of such person’s duties.
ARTICLE VI
STOCK
Section 6.1 Shares of Stock. The shares of capital stock of the Corporation shall be represented by a certificate or may be uncertificated, as determined from time to time by the Board of Directors without stockholder approval. Notwithstanding the adoption of uncertificated shares of capital stock of the Corporation, every holder of capital stock of the Corporation theretofore represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate for shares of capital stock of the Corporation signed by, or in the name of the Corporation by, (a) the Chairman, the Chief Executive Officer or the President, and (b) the Chief Financial Officer, Treasurer or the Secretary, certifying the number of shares owned by such stockholder in the Corporation.
Section 6.2 Signatures. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 6.3 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.
Section 6.4 Transfers. Stock of the Corporation shall be transferable in the manner prescribed by applicable law and in these Bylaws. Transfers of stock shall be made only on the books of the Corporation, and in the case of certificated shares of stock, only by the person named in the certificate or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate therefor, properly endorsed for transfer and payment of all necessary transfer taxes; or, in the case of uncertificated shares of stock, upon receipt of proper transfer instructions from the registered holder of the shares or by such person’s attorney lawfully constituted in writing, and upon payment of all necessary transfer taxes and compliance with appropriate procedures for transferring shares in uncertificated form; provided, however, that such surrender and endorsement, compliance or payment of taxes shall not be required in any case in which the officers of the Corporation shall determine to waive such requirement. With respect to certificated shares of stock, every certificate exchanged, returned or surrendered to the Corporation shall be marked “Cancelled,” with the date of cancellation, by the Secretary or Assistant Secretary of the Corporation or the transfer agent thereof. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.
Section 6.5 Regulations. The Board of Directors may make such rules and regulations as it may deem expedient, not inconsistent with applicable law or these Bylaws, concerning the issue, transfer and registration of certificates for shares or uncertificated shares of the stock of the Corporation.
Section 6.6 Dividend Record Date. Subject to compliance with NRS 78.288 and 78.300, and the Articles of Incorporation and any effective certificate of designation of preferred stock of the Corporation, in order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days’ prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
Section 6.7 Record Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by applicable law.
Section 6.8 Transfer and Registry Agents. The Corporation may from time to time maintain one or more transfer offices or agencies and registry offices or agencies at such place or places as may be determined from time to time by the Board of Directors.
Section 6.9 Consideration for Shares. The Board of Directors may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the Corporation including, without limitation, cash, services performed or other securities of the Corporation. When the Corporation receives the consideration for which the Board of Directors authorized the issuance of shares, such shares shall be fully paid and non-assessable (if non-assessable stock) and the stockholders shall not be liable to the Corporation or to its creditors in respect thereof.
Section 6.10 Dividends. Dividends upon the capital stock of the Corporation, subject to the requirements of the NRS and the provisions of the Articles of Incorporation and any effective certificate of designation of preferred stock of the Corporation, if any, may be declared by the Board of Directors at any regular or special meeting of the Board of Directors (or any action by written consent in lieu thereof in accordance with Section 3.8 hereof), and may be paid in cash or in property other than shares. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for purchasing any of the shares of capital stock, warrants, rights, options, bonds, debentures, notes, scrip or other securities or evidences of indebtedness of the Corporation, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.
ARTICLE VII
MISCELLANEOUS
Section 7.1 Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.
Section 7.2 Seal. The Corporation may, but is not required to, adopt a corporate seal. Any such seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.
Section 7.3 Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any annual, regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.
Section 7.4 Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contact or transaction, or solely because such person or persons votes are counted for such purpose, if: (1) the material facts as to such person’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to such person’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.
Section 7.5 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time.
Section 7.6 Amendment of Bylaws. These Bylaws may be altered or repealed and new Bylaws made, by the Board of Directors, but the stockholders may make additional Bylaws and may alter and repeal any Bylaws whether adopted by them or otherwise.
Dated: [•], 2024

Name: Francis Knuettel II
Title: Chief Executive Officer & Chief Financial Officer

chromocell

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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V56998-P18610 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

CHROMOCELL THERAPEUTICS CORPORATION

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees:

01) Todd Davis
02) Ezra Friedberg
03) Francis Knuettel II
04) Richard Malamut
05) Chia-Lin Simmons

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
4. To merge the Company with and into a wholly-owned subsidiary of the Company in the State of Nevada, with a simultaneous name change to "Channel Therapeutics Corporation".	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
5. To ratify the Board of Directors' selection of Marcum LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2024.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

V56999-P18610

CHROMOCELL THERAPEUTICS CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS OCTOBER 22, 2024

The stockholder hereby appoints Francis Knuettel II, as proxy, with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Chromocell Therapeutics Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 9:00 a.m., Eastern Time on Tuesday, October 22, 2024, at *www.virtualshareholdermeeting.com/CHRO2024*, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3, 4 AND 5.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE